UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Amendment No. 1)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

☒	Filed by the Registrant

☐	Filed by a Party other than the Registrant

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

WORKSPORT LTD.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

Explanatory Note: This Revised Preliminary Proxy Statement on Schedule 14A is being filed by the Registrant to include the preliminary form of proxy card and the Notice of Internet Availability of Proxy Materials, included hereto as Annexes A and B, respectively, which were inadvertently omitted from the Preliminary Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 9, 2026. No other changes have been made to the Preliminary Proxy Statement.

PRELIMINARY COPIES

WORKSPORT LTD.

2500 N America Dr

West Seneca, NY 14224

(888) 554-8789

2026 ANNUAL MEETING OF SHAREHOLDERS

To Be Held on September 3, 2026, at 9:00 a.m., Eastern Time

July ____, 2026

Dear Shareholder:

You are cordially invited to attend the 2026 Annual Meeting of Shareholders of Worksport Ltd., which will be on September 3, 2026, at 9:00 a.m., Eastern Time. This year’s Annual Meeting will be held in person only at our corporate executive offices located at 2500 North America Drive, West Seneca, New York 14224.

At the Annual Meeting, shareholders of record as of the close of business on July 7, 2026 (the “Record Date”) will be asked to: (1) elect five directors to serve until the 2027 annual meeting of shareholders and until their respective successors are duly elected and qualified; (2) ratify the appointment of the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2026; (3) approve, on an advisory basis, a proposal expressing shareholder support for the Board of Directors to consider declaring special dividends in connection with the sale of any business unit or material asset of the Company, subject to applicable law and the fiduciary duties of the Board of Directors; (4) authorize the Board of Directors, in its discretion, to effect one or more reverse stock splits of the Company’s outstanding common stock at an aggregate ratio of not less than 1-for-2 and not greater than 1-for-250, or one or more forward stock splits of the Company’s outstanding common stock, with the exact number, timing and ratio of any such stock split(s) to be determined by the Board at any time within two years following shareholder approval of this proposal, or to abandon such action if deemed advisable by the Board; and (5) approve the adjournment of the Annual Meeting, if necessary or appropriate, to permit further solicitation of proxies.

Board of Directors believes that these proposals are in the best interests of the Company and its shareholders and recommends that shareholders vote “FOR” each proposal.

It is important that your shares be represented and that you vote at the Annual Meeting regardless of the size of your holdings. Whether or not you plan to attend the Annual Meeting in person, please take the time to vote online, by telephone or, if you receive a printed proxy card, by returning a marked, signed and dated proxy card. If you attend the Annual Meeting online, you may also vote your shares   at that time if you wish, even if you have previously submitted your vote.

Further details regarding the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of 2026 Annual Meeting of Shareholders and 2026 Annual Meeting Proxy Statement.

YOUR VOTE IS IMPORTANT! Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. Further information about voting methods is set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

Sincerely,

/s/ Steven Rossi
Steven Rossi
Chief Executive Officer, President and
Chairman of the Board

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS. The Notice of Internet Availability of Proxy Materials is first being mailed to our shareholders on or about July ____, 2026, which indicates that the Notice of Annual Meeting, this Proxy Statement and our 2025 Annual Report, are available at www.proxypush.com/WKSP.

PRELIMINARY COPIES

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the 2026 Annual Meeting of Shareholders of Worksport Ltd. will be held at our headquarters at 2500 North America Drive, West Seneca, New York, 14224 on September 3, 2026, at 9:00 a.m., Eastern Time for the following purposes:

1.	To elect five directors to the Company’s board of directors, Steven Rossi, Lorenzo Rossi, Craig Loverock, William Caragol, and Ned L. Siegel, each to hold office until our 2027 Annual Meeting of Shareholders or until his respective successor is duly elected and qualified;

2.	To ratify the appointment of Lumsden & McCormick, LLP as the independent auditors of the Company for the fiscal year ending December 31, 2026;

3.	To approve, on an advisory basis, a proposal expressing shareholder support for the Board of Directors to consider declaring special dividends in connection with the sale of any business unit or material asset of the Company, subject to applicable law and the Board’s fiduciary duties;

4.	To authorize the Board of Directors, in its discretion, to effect (i) one or more reverse stock splits of the Company’s outstanding common stock at an aggregate ratio of not less than 1-for-2 and not greater than 1-for-250, with the exact number, timing and ratio of any such reverse stock split(s) to be determined by the Board, or (ii) one or more forward stock splits of the Company’s outstanding common stock, with the exact number, timing and ratio of any such forward stock split(s) to be determined by the Board, at any time prior to the second anniversary of the Annual Meeting, and, in either case, to abandon such action if deemed advisable by the Board; and

5.	To approve the adjournment of the Annual Meeting, to permit further solicitation of proxies, if necessary or appropriate.

These proposals are more fully described in the Proxy Statement following this Notice of Annual Meeting.

The Board has fixed the close of business on July 7, 2026 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting. Only shareholders and persons holding proxies from shareholders may attend the Annual Meeting.

Your vote matters! Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. Further information about voting methods is set forth in the accompanying Proxy Statement. We encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible. You can vote your shares electronically via the internet, by telephone or if applicable, by completing and returning the proxy card or voting instruction card. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the Proxy Statement.

By order of the Board of Directors,

/s/ Steven Rossi
Steven Rossi
Chief Executive Officer, President and
Chairman of the Board
July _____, 2026

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PROXY STATEMENT

TABLE OF CONTENTS

SUMMARY INFORMATION	4

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING	5

PROPOSAL NO. 1: ELECTION OF DIRECTORS	14

DIRECTORS AND EXECUTIVE OFFICERS	15

AUDIT COMMITTEE REPORT	24

EXECUTIVE COMPENSATION	25

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2025	27

Equity Incentive Plans	28

Director COMPENSATION	35

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	37

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	39

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	40

PROPOSAL NO. 3: ADVISORY RESOLUTION REGARDING THE BOARD’S CONSIDERATION OF SPECIAL DIVIDENDS IN CONNECTION WITH THE SALE OF A BUSINESS UNIT OR MATERIAL ASSET	42

PROPOSAL NO. 4: AUTHORIZATION OF ONE OR MORE REVERSE STOCK SPLITS AND FORWARD STOCK SPLITS	43

PROPOSAL NO. 5: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, TO PERMIT FURTHER SOLICITATION OF PROXIES, IF NECESSARY OR APPROPRIATE	52

CERTAIN RELATIONSHIPS, RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE	53

SHAREHOLDER PROPOSALS AND NOMINATION PROCEDURES	55

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS	55

ANNUAL REPORT ON FORM 10-K	55

OTHER MATTERS	55

ACCESS TO THE ANNUAL MEETING	55

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PROXY STATEMENT FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS

SUMMARY INFORMATION

To assist you in reviewing this meeting’s proposals, we call your attention to the following proxy summary. This is only a summary; please review this Proxy Statement in full.

Summary of Shareholder Voting Matters

Proposal:	See For More Information	Board of Directors Recommendation

Proposal 1: Election of five directors, Steven Rossi, Lorenzo Rossi, Craig Loverock, William Caragol and Ned L. Siegel, each to hold office until our Annual Meeting of Shareholders to be held in 2027 and until their respective successors are duly elected and qualified.	Page 14	✔FOR

Proposal 2: Ratification of appointment of Lumsden & McCormick, LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 2026.	Page 40	✔FOR

Proposal 3: Approval, on an advisory basis, of a proposal regarding the Board of Directors’ consideration of special dividends in connection with the sale of any business unit or material asset of the Company, subject to applicable law and the Board’s fiduciary duties.	Page 42	✔FOR

Proposal 4: Authorization for the Board of Directors, in its discretion, to effect (i) one or more reverse stock splits of the Company’s outstanding common stock at an aggregate ratio of not less than 1-for-2 and not greater than 1-for-250, with the exact number, timing and ratio of any such reverse stock split(s) to be determined by the Board, or (ii) one or more forward stock splits of the Company’s outstanding common stock, with the exact number, timing and ratio of any such forward stock split(s) to be determined by the Board, in each case at any time prior to the second anniversary of the Annual Meeting, and, in either case, to abandon such action if deemed advisable by the Board.	Page 43	✔FOR

Proposal 5: Approval of the adjournment of the Annual Meeting, to permit further solicitation of proxies, if necessary or appropriate.	Page 52	✔FOR

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did I receive a Notice of Internet Availability of Proxy Materials?

A:	In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to deliver this Proxy Statement and our 2025 Annual Report on Form 10-K (the “2025 Annual Report”) to the majority of our shareholders online in lieu of mailing printed copies of these materials to each of our shareholders (the “Notice Process”). If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive printed copies of our proxy materials unless you request them. Instead, the Notice provides instructions on how to access this Proxy Statement and our 2025 Annual Report online, as well as how to obtain printed copies of these materials by mail. We believe that the Notice Process allows us to provide our shareholders with the information they need in a timelier manner than if we had elected to mail printed materials, while reducing the environmental impact of, and lowering the costs associated with, the printing and distribution of our proxy materials.

The Notice is being mailed on or about July ____, 2026 to shareholders of record at the close of business on July 7, 2026 (the “Record Date”) and this Proxy Statement and our 2025 Annual Report will be available at www.proxypush.com/WKSP beginning on July ____, 2026 and the Company’s website https://www.worksport.com. If you received a Notice by mail but would rather receive printed copies of our proxy materials, please follow the instructions included in the Notice. You will not receive a Notice if you have previously elected to receive printed copies of our proxy materials.

Q:	Can I vote my shares by filling out and returning the Notice?

A:	No. However, the Notice contains instructions on how to vote your shares before the date of the Annual Meeting by way of completing and submitting your proxy online, by phone or by requesting and returning a written proxy card by mail.

Q:	How do I attend the Annual Meeting?

A:	The Annual Meeting will be held in person on September 3, 2026 at 9:00 a.m. (Eastern Time), at our ‘corporate headquarters located at 2500 North America Drive, West Seneca, New York 14224. Shareholders of record as of the Record Date are welcome to attend and vote their shares in person at the meeting.

Q:	Who is entitled to vote at the Annual Meeting?

A:	Holders of our common stock and Series A Preferred Stock at the close of business on July 7, 2026, the Record Date for the Annual Meeting established by our Board, are entitled to receive notice of the Annual Meeting and to vote their shares at the Annual Meeting and any related adjournments or postponements.

At the close of business on the Record Date, there were 15,282,595 shares of common stock and 100 shares of Series A Preferred Stock outstanding. Holders of our common stock are entitled to one vote per share on each proposal. The Series A Preferred Stock voting power on each proposal is 51% of the total voting power of the Company. There are also 427,912 shares of Series C Preferred Stock issued and outstanding, but the Series C Preferred Stock has no voting rights. Steven Rossi, the Company’s Chief Executive Officer, President and Chairman of the Board, beneficially owns 100% of the outstanding Series A Preferred Stock.

Q:	What is the difference between a shareholder of record and a shareholder who holds Worksport shares in street name?

A:	If your shares are registered in your name, you are a shareholder of record. If your shares are held in the name of your broker, bank or other holder of record, your shares are held in street name. You may examine a list of the shareholders entitled to vote at the Annual Meeting during normal business hours during the 10-day period preceding the Annual Meeting at the Company’s principal executive offices, as required by the Company’s bylaws.

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Q:	What shares are included on the enclosed proxy card?

A:	If you are a shareholder of record, you will receive one proxy card from BetaNXT covering all shares of Worksport common stock and/or Series A Preferred Stock registered in your name. If you hold shares through a bank, broker or other nominee (commonly referred to as holding shares in “street name”), you will receive separate voting instructions from each such institution for the shares held in that account. If you hold some shares as a shareholder of record and other shares in street name, you will receive separate voting materials for each type of ownership.

Q:	What are the quorum requirements for the Annual Meeting?

A:	Under the Company’s Bylaws, the presence at the Annual Meeting, in person or by proxy, of holders representing at least one-third of the votes entitled to be cast at the Annual Meeting constitutes a quorum for the transaction of business. Holders of the Company’s common stock and Series A Preferred Stock are entitled to vote at the Annual Meeting. Shares represented by properly executed proxies, including shares represented by proxies marked as abstaining and broker non-votes, will be treated as present for purposes of determining the existence of a quorum.

Q:	What matters will shareholders vote on at the Annual Meeting?

A:	Shareholders will vote on each of the following five proposals:

●	Proposal 1: To elect Steven Rossi, Lorenzo Rossi, Craig Loverock, William Caragol and Ned L. Siegel to the Board of Directors, each to serve until the Company’s 2027 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

●	Proposal 2: To ratify the appointment of Lumsden & McCormick, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

●	Proposal 3: To approve, on an advisory basis, a proposal expressing shareholder support for the Board of Directors to consider special dividends in connection with the sale of any business unit or material asset of the Company, subject to applicable law and the Board’s fiduciary duties;

●	Proposal 4: To authorize the Board of Directors, in its discretion, to effect (i) one or more reverse stock splits of the Company’s outstanding common stock at an aggregate ratio of not less than 1-for-2 and not greater than 1-for-250, with the exact number, timing and ratio of any such reverse stock split(s) to be determined by the Board, or (ii) one or more forward stock splits of the Company’s outstanding common stock, with the exact number, timing and ratio of any such forward stock split(s) to be determined by the Board, in each case at any time prior to the second anniversary of the Annual Meeting, and, in either case, to abandon such action if deemed advisable by the Board; and

●	Proposal 5: To approve the adjournment of the Annual Meeting, if necessary or appropriate, to permit further solicitation of proxies.

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Q:	What are my voting choices when voting for director nominees and what votes are required to elect directors to the Board?

A:	You may vote FOR all director nominees, WITHHOLD authority to vote for all director nominees, or WITHHOLD authority to vote for one or more specific nominees. The five nominees receiving the greatest number of votes cast by the holders of the Company’s voting securities entitled to vote in the election of directors will be elected to the Board of Directors. The Board recommends that shareholders vote FOR the election of each of the Director nominees.

Q:	What are my voting choices with respect to the ratification of the appointment of Lumsden & McCormick, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026?

A:	You may vote FOR or AGAINST the ratification of the appointment, or you may ABSTAIN from voting on this proposal.

Shareholder approval of the appointment of the Company’s independent registered public accounting firm is not required. However, the Audit Committee and the Board of Directors are submitting the appointment of Lumsden & McCormick, LLP for ratification by the shareholders as a matter of good corporate governance. The ratification of the appointment of Lumsden & McCormick, LLP requires the affirmative vote of a majority of the voting power represented at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal. If the appointment of Lumsden & McCormick, LLP is not ratified, the Audit Committee will reconsider its selection of the Company’s independent registered public accounting firm.

The Board unanimously recommends that shareholders vote FOR the ratification of the appointment of Lumsden & McCormick, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Q:	What are my voting choices when voting for the approval of the advisory resolution authorizing the Board to declare special dividends?

A:	You may vote for or against the approval of the advisory resolution, or you may abstain from voting on this proposal.

Approval of this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting, whether in person or by proxy, provided that a quorum is present. Because this is an advisory (non-binding) resolution, the results will not be binding on the Board, but the Board will consider the shareholders’ vote when making decisions regarding special dividends. An abstention will not be counted for or against the proposal and therefore will not affect the vote outcome. Broker non-votes will have no effect on the outcome of the votes for this proposal.

The Board recommends that our shareholders vote FOR the approval of the advisory resolution authorizing the Board to declare special dividends in connection with the sale of any business unit or asset.

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Q:	What are my voting choices with respect to Proposal No. 4, authorizing the Board of Directors to effect one or more reverse stock splits or forward stock splits?

A:	You may vote FOR or AGAINST this proposal, or you may ABSTAIN from voting on this proposal.

Approval of this proposal requires the affirmative vote of the holders of a majority of the voting power entitled to vote on the proposal. An abstention will have the same effect as a vote against this proposal. Broker non-votes, if any, will have the same effect as votes cast against this proposal.

The Board unanimously recommends that shareholders vote FOR Proposal No. 4, authorizing the Board of Directors, in its discretion, to effect (i) one or more reverse stock splits of the Company’s outstanding common stock at an aggregate ratio of not less than 1-for-2 and not greater than 1-for-250, or (ii) one or more forward stock splits of the Company’s outstanding common stock, in each case with the exact number, timing and ratio to be determined by the Board and with authority to abandon any such action if deemed advisable by the Board.

Q:	What are my voting choices with respect to the approval of the adjournment of the Annual Meeting, if necessary or appropriate, to permit further solicitation of proxies?

A:	You may vote FOR or AGAINST this proposal, or you may ABSTAIN from voting on this proposal.

Approval of this proposal requires the affirmative vote of a majority of the voting power represented at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal. Abstentions will have the same effect as a vote against this proposal. Broker non-votes, if any, will have no effect on the outcome of this proposal.

The Board unanimously recommends that shareholders vote FOR the approval of the adjournment of the Annual Meeting, if necessary or appropriate, to permit further solicitation of proxies.

Q:	Could other matters be decided at the Annual Meeting?

A:	As of the date of this Proxy Statement, the Board of Directors does not know of any matters that will be brought before the Annual Meeting other than those described in this Proxy Statement.

If any other matters are properly brought before the Annual Meeting, the persons named as proxies in the enclosed proxy card will have the authority to vote on such matters in accordance with their judgment.

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Q:	What do I need to do now to vote at the Annual Meeting?

A:	If you are a shareholder of record as of the Record Date, you may vote your shares by mail, over the Internet or by telephone. The Board of Directors is soliciting proxies for use at the Annual Meeting.

MAIL	INTERNET	PHONE

If you received printed proxy materials, you may vote by completing, signing and dating your proxy card or voter instruction card and returning it in the postage-paid envelope provided, or by mailing it to Vote Processing, c/o BetaNXT, 400 Regency Forest Drive, Suite 200, Cary, North Carolina 27518. Your completed proxy card must be received prior to the Annual Meeting.	You may vote online at www.proxypush.com/WKSP. Internet voting is available 24 hours a day, seven days a week, until 11:59 p.m., Eastern Time, on September 2, 2026.	You may vote by telephone by calling the toll-free number provided on your Notice or proxy card (1-866-890-8188). Telephone voting is available 24 hours a day, seven days a week, until 11:59 p.m., Eastern Time, on September 2, 2026.

If your shares are held in street name through a broker, bank or other nominee, you may be able to submit your voting instructions by Internet or telephone if those methods are made available by your broker, bank or other nominee. Please follow the voting instructions provided by your broker, bank or other nominee.

If you vote by Internet or telephone, you should not also return a paper proxy card, as doing so may delay the processing of your vote.

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Q:	If I hold my shares in street name, will my broker, bank or other holder of record vote my shares for me?

A:	If you hold your shares in street name through a broker, bank or other holder of record, you must provide voting instructions in order for your shares to be voted on certain proposals. If you do not provide voting instructions, whether your shares may be voted depends on the type of proposal being considered.

Proposal	Broker May Vote Without Your Instructions?

Proposal 1 – Election of Directors	No

Proposal 2 – Ratification of the Appointment of Lumsden & McCormick, LLP as the Company’s Independent Registered Public Accounting Firm	Yes

Proposal 3 – Advisory proposal Regarding Special Dividends	No

Proposal 4 – Authorization of the Board of Directors to Effect Reverse Stock Splits or Forward Stock Splits	No

Proposal 5 – Approval of the Adjournment of the Annual Meeting	No

If you do not provide voting instructions for a proposal on which your broker, bank or other holder of record may not vote your shares, your shares will be treated as “broker non-votes” with respect to that proposal.

Q:	What effect do abstentions and broker non-votes have on quorum requirements and the voting results for each proposal to be voted on at the Annual Meeting and are there dissenters’ rights?

A:	Abstentions and shares represented by broker non-votes are counted as present for purposes of determining a quorum. Abstentions are treated as shares present and entitled to vote and, as a result, have the same effect as a vote against any proposal for which the voting standard is based on the number of shares present at the Annual Meeting (e.g., approval of adjournment meeting) and have no impact on the vote on any proposal for which the vote standard is based on the votes cast at the meeting (e.g., the election of directors). Shares represented by broker non-votes are not treated as shares entitled to vote and, as a result, have no effect on the outcome of any of the proposals to be voted on by shareholders at the Annual Meeting. Shareholders will not be entitled to dissenters’ rights with respect to any matter to be considered at the Annual Meeting.

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Q:	What effect do abstentions and broker non-votes have on quorum requirements and the voting results for each proposal to be voted on at the Annual Meeting, and are there dissenters’ rights?

A:	Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Annual Meeting. The effect of abstentions and broker non-votes on each proposal is summarized in the table below:

Proposal	Effect of Abstentions	Effect of Broker Non-Votes
Proposal 1 – Election of Directors	No Effect	No Effect
Proposal 2 – Ratification of Auditors	No Effect	Not Applicable, as brokers have discretionary authority to vote on this proposal
Proposal 3 – Advisory Proposal Regarding Special Dividends	No Effect	No Effect
Proposal 4 – Authorization of Reverse Stock Split	Effectively the same as a vote AGAINST	Effectively the same as a vote AGAINST
Proposal 5 – Adjournment of the Annual Meeting	Effectively the same as a vote AGAINST	No Effect

Proposal 1 is determined by a plurality of the votes cast and Proposals 2 and 3 are determined by the votes cast on such proposals. Accordingly, abstentions and broker non-votes will not affect the outcome of those proposals.

Proposal 4 requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares entitled to vote thereon. As a result, abstentions and broker non-votes will have the practical effect of votes AGAINST Proposal 4 because they will not be counted as votes cast in favor of the proposal. Steven Rossi, the Company’s Chief Executive Officer, President and Chairman, beneficially owns all of the outstanding shares of the Company’s Series A Preferred Stock, which represents approximately 51% of the voting power of the Company’s outstanding voting securities. Mr. Rossi has indicated that he intends to vote all of such shares in favor of Proposal 4.

Proposal 5 requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting. Accordingly, abstentions will have the same practical effect as votes AGAINST Proposal 5.

Shareholders are not entitled to dissenters’ rights or appraisal rights with respect to any of the matters to be voted upon at the Annual Meeting.

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Q:	Can I change my vote or revoke my proxy?

A:	Yes. If you are a shareholder of record as of the close of business on the Record Date, you may change your vote or revoke your proxy at any time before the polls close at the Annual Meeting by:

●	submitting a later-dated proxy relating to the same shares online, by telephone or by mail before the date of the Annual Meeting;

●	delivering a written notice, bearing a date later than your proxy, stating that you revoke the proxy; or

●	attending the Annual Meeting and voting in person at that time.

To change your vote or revoke your proxy before the date of the Annual Meeting, follow the instructions provided on your Notice, proxy card or proxy materials to do so online or by telephone, or send a written notice or a new proxy card to Vote Processing, c/o BetaNXT, 400 Regency Forest Dr #200, Cary, NC 27518.

If you hold your shares of common stock through a broker, bank and/or other holder of record, follow the instructions that you receive from your broker, bank and/or other holder of record if you wish to change your vote or revoke your proxy.

Q:	What if I do not specify a choice for a matter when returning a proxy?

A:	If you do not give specific instructions, properly executed proxies that are signed and returned will be voted FOR the election of all director nominees, FOR the ratification of the appointment of Lumsden & McCormick, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, FOR the approval of the advisory resolution expressing shareholder support for the Board of Directors’ consideration of special dividends in connection with the sale of any business unit or material asset of the Company, FOR Proposal No. 4 authorizing the Board of Directors, in its discretion, to effect one or more reverse stock splits or forward stock splits of the Company’s outstanding common stock, and FOR the approval of the adjournment of the Annual Meeting, if necessary or appropriate, to permit further solicitation of proxies.

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Q:	How are proxies solicited and who bears the related costs?

A:	Worksport bears all expenses incurred in connection with the solicitation of proxies. Following the initial mailing of the Notice and proxy materials, we will request brokers, banks and other holders of record to forward copies of these materials to the persons for whom they hold shares of common stock and to request authority for the exercise of proxies. In such cases, Worksport, upon the request of these holders of record, will reimburse these parties for their reasonable expenses.

Q:	What should I do if I have questions regarding the Annual Meeting?

A:	If you have any questions about the Annual Meeting, the various proposals to be voted on at the Annual Meeting and/or how to participate in the Annual Meeting and/or would like copies of any of the documents referred to in this Proxy Statement, contact Worksport Investor Relations at 888-554-8789 or investors@worksport.com.

Q:	Where can I find more information about Worksport?

A:	Worksport filed its 2025 Annual Report with the SEC on March 26, 2026. That report, together with other corporate filings are available for your review on the Internet by visiting the SEC’s website located at www.sec.gov. Copies of any reports, including exhibits, will be furnished to shareholders upon written request. All written requests should be directed to: Worksport Corporate Secretary, 2500 N America Dr., West Seneca, NY 14224. We also make available free of charge on or through our website, www.worksport.com, our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as soon as reasonably practicable after filing.

We are subject to the informational requirements of the Exchange Act, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website on the internet that contains reports, proxy and information statements and other information regarding registrants, including us, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, D.C. 20549.

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PROPOSAL NO. 1: ELECTION OF DIRECTORS

Director Nominees

Our Board of Directors currently consists of five directors. At the Annual Meeting, shareholders will elect five directors to serve until the 2027 annual meeting of shareholders and until their respective successors are duly elected and qualified. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated Steven Rossi, Lorenzo Rossi, Craig Loverock, William Caragol and Ned L. Siegel for election as directors. Each nominee currently serves as a director of the Company.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve as a director if elected. The Board of Directors does not anticipate that any nominee will be unable to serve. However, if any nominee becomes unavailable for election before the Annual Meeting, the persons named as proxies in the accompanying proxy card may vote for a substitute nominee designated by the Board of Directors, or the Board of Directors may reduce the size of the Board.

For information regarding the background, qualifications, experience and skills of each nominee, see “Directors and Executive Officers” beginning on page 15 of this Proxy Statement.

Required Vote

Directors are elected by a plurality of the votes properly cast at the Annual Meeting. The five nominees receiving the highest number of votes cast “FOR” their election will be elected as directors.

Our Amended and Restated Articles of Incorporation do not permit shareholders to cumulate their votes in the election of directors. Shares represented by properly executed proxies will be voted FOR the election of the five nominees unless authority to do so is withheld.

Broker non-votes and abstentions will not affect the outcome of the election of directors, although they will be counted for purposes of determining the presence of a quorum.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors Unanimously Recommends that Shareholders Vote “FOR” the Election of Each Director Nominee Named Above.

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DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is information regarding our directors and executive officers.

Name	Age	Position(s)	Director Since
Steven Rossi	40	Chief Executive Officer, President and Chairman of the Board (Principal Executive Officer)	November 7, 2014
Jennifer Kartychak	44	Chief Financial Officer Principal Financial Officer) (Principal Accounting Officer)	—
Lorenzo Rossi	72	Director	December 9, 2014
Craig Loverock	55	Director	April 22, 2019
William Caragol	59	Director	June 30, 2021
Ned L. Siegel	74	Director	June 30, 2021

A brief description of the background and business experience of our executive officers and directors for the past five years is as follows:

Steven Rossi has served as the Chief Executive Officer, President, Secretary and Chair of the Board of Directors of the Company since November 7, 2014. Mr. Steven Rossi attended the University of Toronto from 2005 to 2007, majoring in Life Science and pausing his post-secondary education to begin his career as an entrepreneur, visionary, and founder. Mr. Steven Rossi founded two automotive-based companies in 2005 and 2006, respectively, and he managed and grew their respective operations for several years. Mr. Steven Rossi then founded Worksport Ontario, a wholly owned operating entity of the Company, in 2011, and he has since been granted numerous patents across the U.S, and Canada – all of which he assigned exclusively to Worksport. In a short time since raising substantial funds in 2021 with which to grow Worksport, Mr. Steven Rossi has been instrumental in retrofitting a distribution facility in West Seneca, New York into a manufacturing facility. He was further responsible for facilitating the research and development and planning the launch of new tonneau cover product lines; as these product lines were well-received by the consumer market, and as demand for them increased, Mr. Steven Rossi then orchestrated the scaling of production through coordinating with teams across multiple states and disciplines to meet consumer demand. Through his two decades of business experience in the automotive sector, Steven Rossi possesses the knowledge and experience in establishing, managing, and growing automotive companies that aid him in efficiently and effectively identifying and executing the Company’s strategic priorities. As our Chief Executive Officer, President, Chair and founder, Mr. Steven Rossi brings to the Board extensive knowledge of the Company’s products, structure, history, and culture as well as years of expertise in the industry and is qualified to be a member of the Company’s Board of Directors.

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Jennifer Kartychak has served as the Company’s Chief Financial Officer since May 1, 2026. Ms. Kartychak serves as the Company’s Principal Financial Officer and Principal Accounting Officer. Ms. Kartychak served as the Company’s Vice President of Finance from January 1, 2026 to May 1, 2026. From August 2023 to her appointment as the Company’s Vice President of Finance, Ms. Kartychak provided consulting services to the Company through Arend Advisory Group LLC, an entity wholly owned by Ms. Kartychak. Ms. Kartychak’s professional background includes over ten (10) years of experience in public accounting, of which approximately five (5) years were with Ernst & Young LLP (“EY”), where she advanced to the position of Manager in the firm’s Assurance Services practice. While at EY, Ms. Kartychak enhanced her strong foundation in manufacturing and public company reporting requirements. Ms. Kartychak departed EY in 2010 to serve as Corporate Accounting Manager at Moog Inc. (NYSE: MOG.A). Ms. Kartychak held this position from May 2010 to June 2016 and assumed increasing levels of responsibility during her tenure. Ms. Kartychak’s responsibilities provided her extensive experience with SEC reporting requirements, management of technical accounting areas, management of acquisitions and divestitures, oversight of governance practices, significant involvement with executive management, and management of internal reporting practices. Ms. Kartychak holds a Bachelor of Science in Accounting and a Bachelor of Science in Accounting Information Systems from Canisius University. Ms. Kartychak is a Certified Public Accountant licensed in the State of New York and is a member of the American Institute of Certified Public Accountants.

Effective as of the close of business on April 30, 2026, Michael Johnston resigned as the Company’s Chief Financial Officer. In connection with Mr. Johnston’s resignation, the Board of Directors appointed Ms. Kartychak as the Company’s Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, effective May 1, 2026. The Company previously disclosed Mr. Johnston’s resignation and Ms. Kartychak’s appointment in a Current Report on Form 8-K filed with the SEC on May 1, 2026.

Dr. Lorenzo H. Rossi   has served as a Director of the Company since December 9, 2014. Dr. Rossi currently serves as Chief Executive Officer of TerraVis Energy, a subsidiary of Worksport Ltd., and is the inventor of the AetherLux ZeroFrost cold-climate heat pump technology. He served as Chair of Finance for one of Canada’s largest Catholic school boards, where he was responsible for financial oversight and governance of a large public institution. He also served as a Board Director of a TSX-listed biometric technology company, where he gained experience in corporate governance, technology strategy, and the regulatory responsibilities of a publicly traded enterprise. Dr. Lorenzo Rossi served for 23 years as a Continuing Education High School Principal, during which he held responsibility for institutional administration, staff leadership, and academic program development. He brings to the Board expertise in clean energy technology, financial oversight, corporate governance, and organizational leadership.

With academic qualifications that include a Doctorate in Theology (ThD), a Master of Education (M.Ed.) in Computer Science, a Bachelor of Education (B.Ed.), and a Bachelor of Arts (B.A.), the Board believes Dr. Lorenzo Rossi’s diverse educational background underpins his strategic decision-making and commitment to lifelong learning.

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Craig Loverock, CPA, CA, has been a member of the Board of the Company since April 22, 2019. Mr. Craig Loverock has also served as the Chair of the Audit Committee since April 22, 2019. Mr. Craig Loverock is a licensed CPA (Chartered Professional Accountant) and received his Chartered Accountant designation from the Institute of Chartered Accountants, Ontario in 1997, and has over 30 years’ experience in accounting and finance roles in Canada, the United States and England. Mr. Craig Loverock has been the Chief Financial Officer and Corporate Secretary at Contagious Gaming Inc. since November 30, 2015, and currently serves as the Chief Financial Officer of Calibrex Developments. From January 2018 to April 2023, he served as the Chief Financial Officer of Sproutly Canada, Inc. From October 2014 to May 2015, he served as the Chief Financial Officer of VoiceTrust Inc. From November 2012 to October 2014, he served as the Chief Financial Officer and Chief Compliance officer of Quartz Capital Group Ltd. The Board believes that Mr. Craig Loverock’s vast professional experience, education, and professional credentials qualify him to serve as a member of the Company’s Board of Directors and as a member of the Board’s committees.

William Caragol was appointed Director on June 30, 2021. From 2018 to the present, Mr. William Caragol has also been Managing Director of Quidem LLC, a corporate advisory firm. Mr. William Caragol is the Chief Financial Officer of Mainz Biomed, N.V. (NASDAQ: MYNZ) since July of 2021. From November 2021 to September 2025, Mr. William Caragol also served as the Chief Operating Officer and Chief Financial Officer of Iron Horse Acquisitions Corp. (NASDAQ: IROH). Since November 2023, Mr. William Caragol has also served as a director and Chief Financial Officer of Iron Horse Acquisition II Corp. (NASDAQ: IRHO). Since November 2023, Mr. William Caragol has also Since July 2023, Mr. William Caragol has also been on the board of directors and has been Chairman of the audit committee of DeFi Development Corp (NASDAQ: DFDV) and he served on the board of directors of Greenbox POS (NASDAQ: GBOX) from 2021 to April 2023. Mr. William Caragol earned a B.S. in business administration and accounting from Washington & Lee University and is a member of the American Institute of Certified Public Accountants. The Board believes that Mr. William Caragol’s vast experience as a member of several publicly traded companies’ board of directors, his education, and professional credentials qualify him to serve as a member of the Company’s Board Directors and as a member of the Board’s committees.

Ambassador Ned L. Siegel was appointed a director June 30, 2021. Ambassador Siegel is the President of The Siegel Group, a multi-disciplined international business management advisory firm he founded in 1997 in Boca Raton, Florida, specializing in real estate, energy, utilities, infrastructure, financial services, oil & gas and cyber & secure technology. Mr. Ambassador Ned Siegel has served since 2013 as Of Counsel to the law firm of Wildes & Weinberg, P.C.. From October 2007 until January 2009, he served as the United States Ambassador to the Commonwealth of The Bahamas. Prior to his Ambassadorship, in 2006, he served with Ambassador John R. Bolton at the United Nations in New York, as the Senior Advisor to the U.S. Mission and as the United States Representative to the 61st Session of the United Nations General Assembly. From 2003 to 2007, Mr. Ambassador Ned Siegel served on the Board of Directors of the Overseas Private Investment Corporation (OPIC), which was established to help U.S. businesses invest overseas, fostering economic development in new and emerging markets, complementing the private sector in managing the risk associated with foreign direct investment and supporting U.S. foreign policy. Appointed by Governor Jeb Bush, Mr. Ambassador Ned Siegel served as a Member of the Board of Directors of Enterprise Florida, Inc. (EFI) from 1999-2004. EFI is the state of Florida’s primary organization promoting statewide economic development through its public-private partnership.

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Mr. Ambassador Ned Siegel presently serves on the Board of Directors of La Rosa Holdings Corp. He also presently serves in an advisory capacity to the U.S. Medical Glove Company, Captis Intelligence, Inc., VisionWave Holdings, Inc., Potomac International Partners, Parallel Profile, Inc., and Maridose, LLC.

Mr. Ambassador Ned Siegel received a B.A. from the University of Connecticut in 1973 and J.D. from the Dickinson School of Law in 1976. In December 2014, he received an honorary degree of Doctor of Business Administration from the University of South Carolina.

The Board believes that Mr. Ambassador Ned Siegel’s vast professional experience, education, and professional credentials qualify him to serve as a member of the Company’s Board Directors, and as a member of the Board’s committees.

Term of Office

Our Directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until their resignation or removal in accordance with our bylaws. Our officers are appointed by our Board of Directors and hold office until removed by the Board of Directors.

Family Relationships

Lorenzo Rossi and Steven Rossi are father and son. Other than the foregoing, there are no other family relationships between any of our directors or executive officers.

Involvement in Legal Proceedings

To our knowledge, there have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability of our director or executive officers.

Code of Business Conduct and Ethics

Our Board has adopted a written code of business conduct and ethics (“Code of Conduct”) that applies to our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. One of our investor webpages, https://investors.worksport.com/#reports, displays a current copy of the Code of Conduct and all disclosures that are required by law in regard to any amendments to, or waivers from, any provision of the Code.

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Insider Trading Policy

All officers, directors and employees of, and consultants and contractors to, us or any of our subsidiaries are subject to our Insider Trading Policy. The Insider Trading Policy prohibits the unauthorized disclosure of any nonpublic information acquired in the workplace and the misuse of material nonpublic information in the trading of our securities. To ensure compliance with the Insider Trading Policy and applicable federal and state securities laws, all officers, directors and employees of, and consultants and contractors to, us or any of our subsidiaries must refrain from the sale or purchase of our securities except in specific designated trading windows or pursuant to 10b5-1 trading plans that were preapproved. Even during a trading window period, certain insiders, including our named executive officers and directors, must comply with our designated pre-clearance policy prior to trading in our securities.

Board Risk Oversight

Steven Rossi currently serves as both the Company’s Chief Executive Officer and Chairman of the Board. The Board of Directors does not have a policy requiring that the positions of Chief Executive Officer and Chairman of the Board be held by separate individuals. Rather, the Board determines the appropriate leadership structure from time to time based on the Company’s circumstances and what it believes to be in the best interests of the Company and its shareholders. The Company does not currently have a Lead Independent Director. The Board believes that its current leadership structure is appropriate in light of the Company’s size, stage of development and business operations, as it promotes effective decision-making, clear accountability and efficient execution of the Company’s strategic objectives. The Board also believes that its current composition, including a majority of independent directors and the oversight provided by its Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, provides effective independent oversight of management.

The Board has overall responsibility for overseeing the Company’s risk management processes and exercises this responsibility directly and through its committees. Management is responsible for the day-to-day identification, assessment and management of the Company’s risks, while the Board oversees management’s processes for identifying, assessing and managing those risks.

In overseeing the Company’s risk management processes, the Board considers information provided by management regarding the Company’s business, operations, financial condition, strategic initiatives, cybersecurity, regulatory compliance and other significant risks, as well as management’s strategies for monitoring and mitigating those risks. The Board has primary responsibility for overseeing strategic and operational risks, including risks associated with significant transactions.

The Audit Committee assists the Board in overseeing the Company’s major financial reporting, accounting, internal control, financial compliance and cybersecurity risks and discusses with management and the Company’s independent registered public accounting firm the Company’s policies and processes for risk assessment and risk management. The Compensation Committee oversees risks arising from the Company’s compensation policies and practices, while the Nominating and Corporate Governance Committee oversees risks relating to the Company’s corporate governance practices. Each committee regularly reports to the Board regarding matters within its respective areas of responsibility.

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Director Independence and Board Committees

An “independent director” is defined generally as a director that is not an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Company’s Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Mr. Steven Rossi, Dr, Lorenzo Rossi, Mr. Craig Loverock, Mr. William Caragol and Mr. Ambassador Ned L. Siegel serve as members of our Board of Directors. The Board has determined that Mr. Craig Loverock, Mr. Wiliam Caragol and Mr. Ambassador Ned L. Siegel are “independent directors” as defined in The Nasdaq Stock Market LLC (“Nasdaq”) listing rules and under Rule 10-A-3(b)(1) of the Exchange Act and applicable SEC rules.

The following table sets forth the current membership of each standing committee of the Board of Directors:

Director	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Steven Rossi	No	—	—	—
Lorenzo Rossi	No	—	—	—
Craig Loverock	Yes	Chair*	Member	Member
William Caragol	Yes	Member	Chair	Member
Ned L. Siegel	Yes	Member	Member	Chair

* Mr. Craig Loverock has been determined by the Board to qualify as an “audit committee financial expert,” as defined by applicable SEC rules.

Audit Committee

We currently have a standing Audit Committee. Messrs. Craig Loverock, William Caragol and Ned L. Siegel serve as members of our Audit Committee. Mr. Craig Loverock serves as the Audit Committee Chairman and qualifies as an “audit committee financial expert” under the SEC rules. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the Audit Committee, each of whom is required to be independent and financially literate, with one qualifying as an “audit committee financial expert” as defined in applicable SEC rules.

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We have adopted an Audit Committee charter, which details the purpose and principal functions of the Audit Committee, including:

●	appoint, compensate, and oversee the work of any registered public accounting firm employed by us;

●	resolve any disagreements between management and the auditor regarding financial reporting;

●	pre-approve all auditing and non-audit services;

●	retain independent counsel, accountants, or others to advise the Audit Committee or assist in the conduct of an investigation;

●	seek any information it requires from employees-all of whom are directed to cooperate with the Audit Committee’s requests-or external parties;

●	meet with our officers, external auditors, or outside counsel, as necessary; and

●	oversee that management has established and maintained processes to assure our compliance with all applicable laws, regulations and corporate policies.

Compensation Committee

We have a standing Compensation Committee. Mr. William Caragol, Mr. Craig Loverock and Mr. Ambassador Ned L. Siegel serve as members of our Compensation Committee. Mr. William Caragol serves as the Compensation Committee Chairman. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the Compensation Committee, all of whom must be independent.

We have adopted a Compensation Committee charter, which details the purpose and responsibility of the Compensation Committee, including:

●	discharge the responsibilities of the Board relating to compensation of our directors, executive officers and key employees;

●	assist the Board in establishing appropriate incentive compensation and equity-based plans and to administer such plans;

●	oversee the annual process of evaluation of the performance of our management; and

●	perform such other duties and responsibilities as enumerated in and consistent with Compensation Committee’s charter.

The Compensation Committee’s charter permits the committee to retain or receive advice from a compensation consultant and outlines certain requirements to ensure the consultant’s independence or certain circumstances under which the consultant need not be independent. However, as of the date hereof, we have not retained such a consultant.

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Nominating and Corporate Governance Committee

We have a standing Nominating and Corporate Governance Committee. Mr. Craig Loverock, Mr. William Caragol and Mr. Ambassador Ned L. Siegel serve as members of the Nominating and Corporate Governance Committee. Mr. Ambassador Ned L. Siegel serves as the Nominating and Corporate Governance Committee Chairman.

We have adopted a Nominating and Corporate Governance Committee charter, which details the purpose and responsibilities of the Nominating and Corporate Governance Committee, including:

●	assist the Board by identifying qualified candidates for director nominees, and to recommend to the Board of Directors the Director nominees for the next annual meeting of shareholders;

●	lead the Board in its annual review of its performance;

●	recommend director nominees to the Board for each committee of the Board; and

●	develop and recommend to the Board corporate governance guidelines applicable to us.

Meetings of the Board of Directors

During its fiscal year ended December 31, 2025, the Board met two (2) times and acted by written consent thirteen (13) times.

Indemnification and Limitation on Liability of Directors

Our Amended and Restated Articles of Incorporation limit the liability of our directors to the fullest extent permitted by Nevada law. Nothing contained in the provisions will be construed to deprive any director of his right to all defenses ordinarily available to the director nor will anything herein be construed to deprive any director of any right he may have for contribution from any other director or other person.

At present, there is no pending litigation or proceeding involving any of our directors, officers, employees or agents where indemnification will be required or permitted. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Pay vs. Performance Table

In accordance with the SEC’s recent amendments implementing Section 14(i) of the Exchange Act, as introduced by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to disclose the relationship between executive compensation actually paid (as defined by SEC rules) and the financial performance of the Company over the applicable time period. Smaller reporting companies are required to provide disclosure for their three most recent fiscal years.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)(2)	Net Sales ($)(3)
2025	1,297,465	452,715	24.33	16,101,738
2024	508,746	348,246	60.40	8,484,379
2023	5,531,992	374,470	149.75	1,529,632

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Steven Rossi

	2025($)		2024($)		2023($)
Stock Options	844,750	(1.1)	10,500	(1.2)	5,157,522	(1.3)
All Other Compensation	150,000	(1.4)	150,000	(1.5)	-
Salary	302,715	(1.6)	348,246	(1.7)	374,470	(1.8)
Total Compensation	1,297,465		508,746		5,531,992
Total Actually Paid	452,715		348,246		374,470

(1.1)	On April 4, 2025, we granted Mr. Steven Rossi 30,000 nonqualified stock options with a strike price of $3.09 and a fair value of $2.86 as determined by use of the Black Scholes valuation model. On July 12, 2025, we granted Mr. Steven Rossi 215,000 NQSO stock options with a strike price of $3.80 and a grant date fair value of $3.53 as determined by use of the Black Scholes valuation model.
(1.2)	On July 26. 2024, we amended Mr. Steven Rossi’s 2023 5,000 nonqualified stock options with a strike price of $36.10 to a strike price of $7.04. All other elements of the award were otherwise unchanged. Management determined the incremental fair value of the modification using Black Scholes.
(1.3)	On May 1, 2023, we granted Mr. Steven Rossi a non-qualified stock option to purchase 200,000 shares of common stock for $17.40 and a fair value of $14.10 as determined by use of the Black Scholes valuation model. On July 21, 2023, we granted Mr. Steve Rossi 5,000 nonqualified stock options with a stroke price of $36.10 and a fair value of $35.79 as determined by use of the Black Scholes valuation model. On October 31, 2023, we granted Mr. Steven Rossi an incentive stock option to purchase 150,000 shares of common stock with a strike price of $14.40 and a fair value of $14.38 as determined by use of the Black Scholes valuation model.
(1.4)	On February 12, 2026, the Board approved the issuance of a $150,000 cash bonus to Mr. Steven Rossi for his exemplary performance in 2025 pursuant to the terms of the Consulting Agreement, dated July 23, 2024.
(1.5)	On February 14, 2025, the Board approved a bonus of $150,000 payable in cash to Mr. Steven Rossi for his achievements in leading and delivering outstanding results in 2024, pursuant to the terms of the Consulting Agreement, dated July 23, 2024.
(1.6)	Mr. Steven Rossi’s gross salary in 2025 was $300,000, which includes only consulting fees. He also received contributions towards health, dental, and vision coverage equaling $2,715 in the same year.
(1.7)	Mr. Steven Rossi’s gross salary in 2024 was $187,000, which includes his base compensation plus an 8% vacation payout per paycheck. He additionally received $159,527 in consulting fees. He also received contributions towards health, dental, and vision coverage equaling $1,719 in the same year.
(1.8)	Mr. Steven Rossi’s gross salary in 2023 was $327,998, which includes his base compensation plus an 8% vacation payout per paycheck. He additionally received $45,786 in vacation payouts accrued prior to 2023. He also received contributions towards health, dental, and vision coverage equaling $979 in the same year.

(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return

●	Net TSR for 2025 equals Closing Price of WKSP on the last trading day of 2025 minus Closing Price of WKSP on last trading day of 2024 divided by Closing Price of WKSP on last trading day of 2024.

○	$2.19 (12/31/2024) - $9.00 (12/31/2024) / $9.00 = -0.756667

●	Total Value of $100 = 100 (1 + -0.756667) = $24.33

(3)	For the fiscal year ended December 31, 2024, revenue from our entire line of products was $16,101,738, as compared to $8,484,379 for the fiscal year ended December 31, 2024. The year-over-year sales increased by approximately 90%. Revenue increased for the fiscal year ended December 31, 2025, compared to the prior year due to additional product offerings and our increased production efforts to support the expansion of premier tonneau cover sales in both direct to consumer and business to business sales channels.

Disclosure of Relationship Between Performance Measures and Executive Compensation

The PEO’s salary between 2024 and 2025 decreased by 13.0%, which largely reflects the modification of the employment arrangement. During the same period, the stock price of the Company decreased 75.7%, and the Company stock was subject to high volatility, going from $9.00 at the beginning of 2025 to $2.19 by December 31, 2025.

The Company’s net sales increased 90% in Fiscal Year 2025 and increased 4,547% in Fiscal Year 2024. The Company believes that the compensation paid to its PEO in Fiscal Year 2024 and 2025 was below the current industry standard.

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AUDIT COMMITTEE REPORT

The following report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any other of the Company’s filings under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this report by reference therein.

The Audit Committee is comprised of three non-management Directors, each of whom is independent as that term is defined in the rules of Nasdaq and satisfies the audit committee independence standard under Rule 10A-3(b)(1) of the Exchange Act.

The Audit Committee operates under a written Audit Committee charter that was approved by the Audit Committee and the Board. The Audit Committee held five meetings during 2025.

The Audit Committee has reviewed and discussed with the management of Lumsden & McCormick, LLP the independent registered public accounting firm for the Company, the audited financial statements of the Company for the year ended December 31, 2025. The Audit Committee has discussed with Lumsden & McCormick, LLP, the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board, as in effect on the date of this Proxy Statement.

Lumsden & McCormick, LLP provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the Audit Committee concerning independence, and the Audit Committee discussed with Lumsden & McCormick, LLP the latter’s independence, including whether its provision of non-audit services compromised such independence.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.

Submitted by the Members of the Audit Committee,

Craig Loverock (Chairperson)

William Caragol

Ned L. Siegel

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EXECUTIVE COMPENSATION

The following summary compensation table sets forth all compensation awarded to, earned by, or paid during the years ended December 31, 2025 and 2024 in all capacities for our “named executive officers” which include: (i) all individuals serving as our principal executive officer or acting in a similar capacity during the last completed fiscal year (“PEO”), regardless of compensation level; (ii) our two most highly compensated executive officers other than the PEO who were serving as executive officers at the end of the last completed fiscal year and whose total compensation for the last fiscal year exceeded $100,000; and (iii) up to two additional individuals for whom disclosure would have been provided under (ii), except that the individual was not serving as an executive officer of the Company at the end of the last completed fiscal year.

Summary Compensation Table

Name and Position	Fiscal Year Ended December 31,	Salary ($)		Stock Awards ($)	Stock Options ($)		All Other Compensation		Total ($)
Steven Rossi, Chief Executive Officer, President (PEO)	2025	302,715	(1)	-	844,750	(3)	150,000	(5)	1,297,465
	2024	348,246	(2)	-	10,500	(4)	150,000	(6)	508,746

(1)	Mr. Steven Rossi’s gross salary in 2025 was $300,000, which includes only consulting fees. He also received contributions towards health, dental, and vision coverage equaling $2,715 in the same year.

(2)	Mr. Steven Rossi’s gross salary in 2024 was $187,000, which includes his base compensation plus an 8% vacation payout per paycheck. He received $159,527 in consulting fees. He also received contributions towards health, dental, and vision coverage equaling $1,719 in the same year.

(3)	On April 4, 2025, we granted Mr. Steven Rossi 30,000 nonqualified stock options with a strike price of $3.09 and a fair value of $2.86 as determined by use of the Black Scholes valuation model. On July 12, 2025, we granted Mr. Steven Rossi 215,000 NQSO stock options with a strike price of $3.80 and a grant date fair value of $3.53 as determined by use of the Black Scholes valuation model.

(4)	On July 26. 2024, we amended Mr. Steven Rossi’s 2023 5,000 nonqualified stock options with a strike price of $36.10 to a strike price of $7.04. All other elements of the award were otherwise unchanged. Management determined the incremental fair value of the modification using Black Scholes.

(5)	On February 12, 2026, the Board approved the issuance of a $150,000 cash bonus to Mr. Steven Rossi for his exemplary performance in 2025 pursuant to the terms of the Consulting Agreement, dated July 23, 2024.

(6)	On February 14, 2025, the Board approved a bonus of $150,000 payable in cash to Mr. Steven Rossi for his achievements in leading and delivering outstanding results in 2024, pursuant to the terms of the Consulting Agreement, dated July 23, 2024.

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Steven Rossi Employment and Consulting Arrangements

The Company previously entered into an employment agreement with Mr. Steven Rossi, its Chief Executive Officer, effective May 10, 2021 (the “Employment Agreement”), which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 12, 2021. Pursuant to the Employment Agreement, Mr. Steven Rossi served as the Company’s Chief Executive Officer and received an annual base salary of $300,000 and was eligible to receive an annual bonus equal to 50% of his base salary, subject to the achievement of performance goals established by the Compensation Committee of the Company’s Board of Directors.

The Employment Agreement had an initial term of five years commencing May 10, 2021, with automatic three-year renewal terms thereafter unless either party provided written notice of non-renewal at least 90 days prior to the applicable renewal date. The agreement also contained customary provisions relating to severance upon certain qualifying terminations, change in control benefits, indemnification, clawback and definitions of “Cause” and “Good Reason.”

On July 23, 2024, the Company terminated the Employment Agreement and entered into a consulting agreement with Steven Rossi and 2230164 Ontario Inc., an Ontario corporation owned by Mr. Steven Rossi (the “Consultant”) (the “Consulting Agreement”), which replaced the Employment Agreement in its entirety. The Consulting Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 26, 2024.

Pursuant to the Consulting Agreement, Mr. Steven Rossi continues to serve as the Company’s Chief Executive Officer and President, with services provided through the Consultant. The Consulting Agreement commenced on July 23, 2024 and continues until terminated in accordance with its terms. Because the Consultant is wholly owned by Mr. Steven Rossi, payments made to the Consultant under the Consulting Agreement are treated as compensation to Mr. Steven Rossi for purposes of the Company’s executive compensation disclosure.

Under the Consulting Agreement, the Consultant receives annual base fees of $300,000 and is eligible to earn an annual incentive bonus equal to 50% of the base fees based on performance goals established by the Compensation Committee of the Company’s Board of Directors, when constituted.

In connection with the Consulting Agreement, the Company granted the Consultant or Mr. Steven Rossi a non-qualified stock option to purchase 350,000 shares of the Company’s common stock for $7.042 per share. The option vests in equal quarterly installments over a five-year period and expires on the tenth anniversary of the date of grant, subject to the Consultant’s continued service with the Company. In the event of a change in control of the Company, the option will vest in full.

The Consulting Agreement may be terminated by the Company with or without cause or by the Consultant with or without good reason and contains customary provisions relating to change in control benefits, clawback and indemnification.

Mr. Steven Rossi provided services to the Company pursuant to the Consulting Agreement throughout the fiscal year ended December 31, 2025. The foregoing description of the Consulting Agreement is a summary and is qualified in its entirety by reference to the full text of the Consulting Agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 26, 2024.

The table below sets forth the outstanding equity awards held by our named executive officers as of December 31, 2025.

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OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2025

	Option Awards									Stock Awards
Name	Number of securities underlying exercised options (#)	Number of securities underlying unexercised options (#) exercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)		Option exercise price ($)		Option expiration date		Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)
Steven Rossi, CEO & Pres. (PEO)	-	188,750	(1)(2)(3)(4)(5)(6)	491,250	(1)(2)(3)(4)(5)(6)		(1)(2)(3)(4)(5)(6)		(1)(2)(3)(4)(5)(6)	-	-

(1)	On August 6, 2021, we granted Mr. Steven Rossi an incentive stock option to purchase 10,000 shares of common stock for $55.00 per share under the Worksport Ltd. 2021 Equity Incentive Plan. The option vests 100% on the grant date. The expiration date of the option is August 6, 2026. During the year ended December 31, 2024, this stock option’s strike price was updated to $7.042.

(2)	On May 1, 2023, we granted Mr. Steven Rossi a non-qualified stock option to purchase 200,000 shares of common stock for $17.40 per share. Vesting is based upon the achievement of either the Company’s Market Capitalization or the Company’s Share Price. The grant vests in ten tranches. The first tranche vests once the Company either maintains a volume weighted average price of $20.00 or more for 10 consecutive trading days or reaches a market capitalization of $38,000,000, and an additional tranche representing 10% of the option grant vests for each dollar by which the volume weighted average price increases or for each additional $17,000,000 in which the Company’s market capitalization increases. 20% of the stock option has vested. The expiration date of the option is May 1, 2033. During the year ended December 31, 2024, this stock option’s strike price was updated to $7.042.

(3)	On July 21, 2023, we granted Mr. Steven Rossi a non-qualified stock option to purchase 5,000 shares of common stock for $36.10 per share under the Worksport Ltd. 2022 Equity Incentive Plan. The option vests 50% on the first annual anniversary of the grant date, and the other 50% vests on the second annual anniversary of the grant date. The expiration date of the option is July 21, 2028. During the year ended December 31, 2024, this stock option’s strike price was updated to $7.042.

(4)	On October 31, 2023, we granted Mr. Steven Rossi an incentive stock option to purchase 150,000 shares of common stock for $14.40 per share. Vesting is based upon the achievement of revenue-based milestones. The first tranche represents 20% of the option vests upon the achieving of an annual run rate revenue of $10,000,000 as measured by $2,500,000 of quarterly revenue, and an additional 20% vests for each $10,000,000 increase in annual run rates, each represented by an additional $2,500,000 of quarterly revenue. 40% of the stock option has vested. The expiration date of the option is October 31, 2033. During the year ended December 31, 2024, this stock option’s strike price was updated to $7.042.

(5)	On April 4, 2025, we granted Mr. Steven Rossi a non-qualified stock option to purchase 30,000 shares of common stock for $3.09 per share under the Worksport Ltd 2022 Equity Incentive Plan. The option vests 12.5% every three months beginning October 31, 2025. 12.5% of the stock option has vested. The expiration date of the option is April 3, 2035.

(6)	On July 12, 2025, we granted Mr. Steven Rossi a non-qualified stock option to purchase 215,000 shares of common stock for $3.89 per share. The option vests 50% on the first anniversary of the grant date, and the other 50% vests on the second annual anniversary of the grant date. The expiration date of the option is July 12, 2035.

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Equity Incentive Plans

2015 Equity Incentive Plan

In July 2015, our Board of Directors and shareholders approved the Worksport Ltd. 2015 Equity Incentive Plan (the “2015 Plan”), effective as of July 5, 2025. The 2015 Plan provides for the grant of the following types of stock awards: (i) incentive stock options, (ii) nonstatutory stock options, (iii) stock appreciation rights, (iv) restricted stock awards, (v) restricted stock unit awards and (vi) other stock awards. The 2015 Plan is intended to help us secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for our success and that of any affiliation and provide a means by which the eligible recipients may benefit from increases in value of our common stock. The Board reserved 50,000 shares of common stock issuable upon the grant of awards under the 2015 Plan. As of December 31, 2025, 2,000 shares of common stock remain available under the 2015 Plan.

2021 Equity Incentive Plan

On March 31, 2021, our Board and shareholders adopted the Worksport Ltd. 2021 Equity Incentive Plan (the “2021 Plan”). The 2021 Plan provides for the grant of the following types of stock awards: (i) incentive stock options, (ii) nonstatutory stock options, (iii) stock appreciation rights, (iv) restricted stock awards, (v) restricted stock unit awards and (vi) other stock awards. The 2021 Plan is intended to help us secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for our success and that of any affiliate and provide a means by which the eligible recipients may benefit from increases in value of our common stock. The Board reserved 125,000 shares of common stock issuable upon the grant of awards under the 2021 Plan. As of December 31, 2025, 1,000 shares of common stock were available under the 2021 Plan.

2022 Equity Incentive Plan

In September 2022 and November 2022, our Board and shareholders, respectively, approved and adopted the Worksport Ltd. 2022 Equity Incentive Plan (the “2022 Plan”). The 2022 Plan authorizes the grant of the following types of stock awards: (i) incentive stock options, (ii) nonstatutory stock options, (iii) stock appreciation rights, (iv) restricted stock awards, (v) restricted stock units, (vi) performance units, (vii) performance shares and (vii) other awards as the administrator may determine. The 2022 Plan is to be administered by the Board, the Compensation Committee or any other committee appointed by the Board. The 2022 Plan is intended to (i) attract and retain the best available personnel for positions of substantial responsibility, (ii) provide incentives to individuals who perform services for us and (iii) promote the success of our business. A total of 75,000 shares of common stock have been reserved for the issuance of awards under the 2022 Plan. The 2022 Plan also contains an “evergreen formula” pursuant to which the number of shares of common stock available for issuance under the 2022 Plan will automatically increase on January 1 of each calendar year during the term of the 2022 Plan, beginning with the calendar year 2023, by an amount of shares of common stock so that the total amount of common stock available under the 2022 Plan is equal to 15% of the total number of shares of common stock outstanding on December 31st of the prior calendar year minus the total number of shares reserved and available for issuance under the 2015 Plan and 2021 Plan. In December 2025, the evergreen formula was modified to equity 18% of the total number of shares of common stock outstanding on December 31st of the prior calendar year. As of December 31, 2024, 27,909 shares of common stock were available under the 2022 Plan. The number of shares of common stock authorized under the 2022 Plan as of January 1, 2025, was 303,311. As of December 31, 2025, 27,909 shares of common stock were available under the 2022 Plan. The number of shares of common stock authorized under the 2022 Plan as of January 1, 2025, was 428,431. As of December 31, 2025, 20,158 shares of common stock were available under the 2022 Plan. The number of shares of common stock authorized under the 2022 Plan as of January 1, 2026, was 1,592,640.

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Term

The 2022 Plan shall remain in effect until the 10th anniversary of the date the Board approved and adopted the 2022 Plan, unless terminated earlier by the Board.

Lapsed Awards

If awards are surrendered, terminated, or expire without being exercised in whole or in part, new awards may be granted covering the shares of common stock not issued under such lapsed awards, subject to any restrictions that may be imposed by the Code.

Adjustment in Shares of Common Stock

In the event that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the shares occurs, the administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2022 Plan, will adjust the number and class of shares that may be delivered under the 2022 Plan and/or the number, class, and price of shares covered by each outstanding award, and the numerical share limits therein.

Non-Transferability

Unless determined otherwise by the administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant. If the administrator makes an award transferable, such award may only be transferred (i) by will, (ii) by the laws of descent and distribution, (iii) to a revocable trust or (iv) as permitted by Rule 701 of the Securities Act of 1933, as amended (the “Securities Act”).

Limitation on Number of Shares Subject to Awards

The maximum aggregate amount of cash that may be paid in cash during any calendar year (measured from the date of any payment) with respect to one or more awards payable in cash is $100,000.

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Amendments to the 2022 Plan

The administrator may at any time amend, alter, suspend, or terminate the 2022 Plan. We will obtain shareholder approval of any 2022 Plan amendment to the extent necessary and desirable to comply with applicable laws. No amendment, alteration, suspension, or termination of the 2022 Plan will impair the rights of any participant, unless mutually agreed otherwise between the participant and the administrator, in which case such an agreement must be in writing and signed by the participant and the Company. Termination of the 2022 Plan will not affect the administrator’s ability to exercise the powers granted to it hereunder with respect to awards granted under the 2022 Plan prior to the date of such termination.

Options

Exercise Price

The per share exercise price for the shares to be issued pursuant to exercise of an option will be determined by the administrator but will be no less than 100% of the fair market value per share on the date of grant. In addition, in the case of an incentive stock option granted to an employee who, at the time the incentive stock option is granted, owns stock representing more than 10% of the voting power of all classes of our stock or any parent or subsidiary, the per share exercise price will be no less than 110% of the fair market value per share on the date of grant. Notwithstanding the foregoing, options may be granted with a per share exercise price of less than 100% of the fair market value per share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

Grant of Options

Each option will be designated in the award agreement as either an incentive stock option or a non-qualified stock option. However, notwithstanding such designation, to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by the participant during any calendar year (under all plans of the Company and any parent or subsidiary) exceeds $100,000, such options will be treated as non-qualified stock options. Incentive stock options will be taken into account in the order in which they were granted. The fair market value of the shares will be determined as of the time the option with respect to such shares is granted.

Exercise of Option

Any option granted hereunder will be exercisable according to the terms of the 2022 Plan and at such times and under such conditions as determined by the administrator and set forth in the award agreement. An option may not be exercised for a fraction of a share. An option will be deemed exercised when we receive: (i) notice of exercise (in such form as the administrator specifies from time to time) from the person entitled to exercise the option, and (ii) full payment for the shares with respect to which the option is exercised (together with any applicable withholding taxes).

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Effect of Termination of Employment or Death or Disability

If a participant ceases to be a service provider, other than upon the participant’s termination as the result of the participant’s death or disability, the participant may exercise his, her, or its option within such period of time as is specified in the award agreement to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the award agreement). In the absence of a specified time in the award agreement, the option will remain exercisable for three months following the participant’s termination. Unless otherwise provided by the administrator, if on the date of termination the participant is not vested as to his, her, or its entire option, the shares covered by the unvested portion of the option will revert to the 2022 Plan. If after termination the participant does not exercise his, her, or its option within the time specified by the administrator, the option will terminate, and the shares covered by such option will revert to the 2022 Plan.

If a participant ceases to be a service provider as a result of the participant’s disability, the participant may exercise his or her option within such period of time as is specified in the award agreement to the extent the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the award agreement). In the absence of a specified time in the award agreement, the option will remain exercisable for six (6) months following the participant’s termination. Unless otherwise provided by the administrator, if on the date of termination the participant is not vested as to his or her entire option, the shares covered by the unvested portion of the option will revert to the 2022 Plan. If after termination the participant does not exercise his or her option within the time specified herein, the option will terminate, and the shares covered by such option will revert to the 2022 Plan.

If a participant dies while a service provider, the option may be exercised within such period of time as is specified in the award agreement to the extent that the option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such option as set forth in the award agreement), by the participant’s designated beneficiary, provided such beneficiary has been designated prior to participant’s death in a form acceptable to the administrator. If no such beneficiary has been designated by the participant, then such option may be exercised by the personal representative of the participant’s estate or by the person(s) to whom the option is transferred pursuant to the participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the award agreement, the option will remain exercisable for six (6) months following participant’s death. Unless otherwise provided by the administrator, if at the time of death participant is not vested as to his or her entire option, the shares covered by the unvested portion of the option will continue to vest in accordance with the award agreement. If the option is not so exercised within the time specified herein, the option will terminate, and the shares covered by such option will revert to the 2022 Plan.

Change of Control

In the event of a merger of the Company with or into another corporation or other entity or a change in control, each outstanding option will be treated as the administrator determines without a participant’s consent.

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Stock Appreciation Rights

Grant of Stock Appreciation Rights

Subject to the terms and conditions of the 2022 Plan, a stock appreciation right may be granted to service providers at any time and from time to time as will be determined by the administrator, in its sole discretion.

Number of Shares

The administrator will have complete discretion to determine the number of stock appreciation rights granted to any participant.

Exercise Price and Other Terms

The administrator, subject to the provisions of the 2022 Plan, will have complete discretion to determine the terms and conditions of stock appreciation rights granted under the 2022 Plan; provided, however, that the exercise price will be not less than 100% of the fair market value of a share on the date of grant.

Agreement, Expiration, and Payment

Each stock appreciation right grant will be evidenced by an award agreement that will specify the exercise price, the term of the stock appreciation right, the conditions of exercise, and such other terms and conditions as the administrator, in its sole discretion, will determine. A stock appreciation right granted under the 2022 Plan will expire upon the date determined by the administrator, in its sole discretion, and set forth in the award agreement; provided, however, that the term will be no more than 10 years from the date of grant thereof. Upon exercise of a stock appreciation right, a participant will be entitled to receive payment from the Company in an amount determined by multiplying: (i) the difference between the fair market value of a share on the date of exercise over the exercise price; times (ii) the number of shares with respect to which the stock appreciation right is exercised. At the discretion of the administrator, the payment upon stock appreciation right exercise may be in cash, in shares of equivalent value, or in some combination thereof.

Restricted Stock

Grant of Restricted Stock

Subject to the terms and provisions of the 2022 Plan, the administrator, at any time and from time to time, may grant shares of restricted stock to service providers in such amounts as the administrator, in its sole discretion, will determine.

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Agreement

Each award of restricted stock will be evidenced by an award agreement that will specify the period of restriction, the number of shares granted, and such other terms and conditions as the administrator, in its sole discretion, will determine. Unless the administrator determines otherwise, the Company, as escrow agent, will hold shares of restricted stock until the restrictions on such shares have lapsed.

Transferability

Except as provided otherwise in the 2022 Plan, shares of restricted stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable period of restriction. The administrator, in its sole discretion, may impose such other restrictions on shares of restricted stock as it may deem advisable or appropriate.

Voting Rights

During the period of restriction, service providers holding shares of restricted stock granted hereunder may exercise full voting rights with respect to those shares, unless the administrator determines otherwise.

Dividends, Other Distributions, and Return

During the period of restriction, service providers holding shares of restricted stock will be entitled to receive all dividends and other distributions paid with respect to such shares unless otherwise provided in the award agreement. If any such dividends or distributions are paid in shares, the shares will be subject to the same restrictions on transferability and forfeitability as the shares of restricted stock with respect to which they were paid. On the date set forth in the award agreement, the restricted stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the 2022 Plan.

Restricted Stock Units

Grant of Restricted Stock Units

Restricted stock units may be granted at any time and from time to time as determined by the administrator. Each restricted stock unit grant will be evidenced by an award agreement that will specify such other terms and conditions as the administrator, in its sole discretion, will determine, including all terms, conditions, and restrictions related to the grant, the number of restricted stock units and the form of payout, which may be left to the discretion of the administrator.

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Vesting Criteria and Other Terms

The administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of restricted stock units that will be paid out to the participant. After the grant of restricted stock units, the administrator, in its sole discretion, may reduce or waive any restrictions for such restricted stock units. Each award of restricted stock units will be evidenced by an award agreement that will specify the vesting criteria, and such other terms and conditions as the administrator, in its sole discretion will determine. The administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. Upon meeting the applicable vesting criteria, the participant will be entitled to receive a payout as specified in the award agreement. On the date set forth in the award agreement, all unearned restricted stock units will be forfeited to us.

Performance Units and Performance Shares

Grant of Performance Units/Shares

Performance units and performance shares may be granted to service providers at any time and from time to time, as will be determined by the administrator, in its sole discretion. The administrator will have complete discretion in determining the number of performance units/shares granted to each participant.

Value of Performance Units/Shares

Each performance unit will have an initial value that is established by the administrator on or before the date of grant. Each performance share will have an initial value equal to the fair market value of a share on the date of grant.

Performance Objections and Other Terms

The administrator will set performance objectives or other vesting provisions. The administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the administrator in its discretion. Each award of performance units/shares will be evidenced by an award agreement that will specify the performance period, and such other terms and conditions as the administrator, in its sole discretion, will determine. After the applicable performance period has ended, the holder of performance units/shares will be entitled to receive a payout of the number of performance units/shares earned by the participant over the performance period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a performance unit/share, the administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance unit/share. On the date set forth in the award agreement, all unearned or unvested performance units/shares will be forfeited to the Company and again will be available for grant under the 2022 Plan.

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Director COMPENSATION

Directors are permitted to receive fixed fees and other compensation for their services as directors. The Board has the authority to fix the compensation of directors.

During 2025, Craig Loverock, Bill Caragol, Ned L. Siegel and Lorenzo Rossi were compensated for their services as director of the board, including annual retainer fees, committee and/or chairmanship fees and meeting fees.

Director Compensation Table (1)

As of December 31, 2025

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)	Total ($)
Craig Loverock	46,343	(1)	-	20,020	(4)	35,300	(5)	-	101,663
William Caragol	75,000		-	20,020	(4)	176,500	(5)	-	271,520
Ned L. Siegel	70,000		-	20,020	(4)	35,300	(5)	-	125,320
Lorenzo Rossi	70,000	(2)	-	59,500	(3)	35,300	(5)	-	164,800

(1)	Payments were made in CAD and converted to USD using the 2025 average rate of 0.7154.

(2)	Dr. Lorenzo Rossi’s fees earned in 2025 was $70,000 ($97,847 CAD). The payments were made in CAD and converted to USD using the 2025 average exchange rate of 0.7154.

(3)	On March 7, 2025, we granted Dr. Lorenzo Rossi a non-qualified stock option to purchase 10,000 shares of common stock under the 2022 Equity Incentive Plan at a strike price of $5.95 and a fair value of $5.95 as determined by use of the Black Scholes valuation model. The option expires on March 7, 2035.

(4)	On April 4, 2025, we granted each independent director a non-qualified stock option to purchase 7,000 shares of common stock under the 2022 Equity Incentive Plan at a strike price of $3.09 and a fair value of $2.86 as determined by use of the Black Scholes valuation model. The options expire on April 4, 2035. Under these same terms, we granted Mr. Steven Rossi a non-qualified stock option to purchase 30,000 shares of common stock.

(5)	On July 12, 2025, we granted Mr. Craig Loverock, Mr. Ambassador Ned Siegel, and Dr. Lorenzo Rossi non-qualified stock options to purchase 10,000 shares of common stock at a strike price of $3.89 per share and a fair value of $3.53 as determined by use of the Black Scholes valuation model. The options expire on July 12, 2035. Under these same terms, we granted Mr. William Caragol and Mr. Steven Rossi non-qualified stock options to purchase 50,000 and 215,000 shares of common stock, respectively.

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Clawback Policy

On October 2, 2023, our Board adopted an executive compensation recoupment policy consistent with the requirements of the Exchange Act Rule 10D-1 and the Nasdaq listing standards thereunder, to help ensure that incentive compensation is paid based on accurate financial and operating data, and the correct calculation of performance against incentive targets. Our policy addresses recoupment of amounts from performance-based awards paid to all corporate officers, including awards under our equity incentive plans, in the event of a financial restatement to the extent that the payout for such awards would have been less, or in the event of fraud, or intentional, willful or gross misconduct that contributed to the need for a financial restatement.

Policies and Practices for Granting Certain Equity Awards

Our policies and practices regarding the granting of equity awards are carefully designed to ensure compliance with applicable securities laws and to maintain the integrity of our executive compensation program. The Compensation Committee is responsible for the timing and terms of equity awards to executives and other eligible employees.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions and internal milestones. The Company does not follow a predetermined schedule for the granting of equity awards; instead, each grant is considered on a case-by-case basis to align with the Company’s strategic objectives and to ensure the competitiveness of our compensation packages.

In determining the timing and terms of an equity award, the Board or the Compensation Committee may consider material nonpublic information to ensure that such grants are made in compliance with applicable laws and regulations. The Board’s or the Compensation Committee’s procedures to prevent the improper use of material nonpublic information in connection with the granting of equity awards include oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such material nonpublic information.

The Company is committed to maintaining transparency in its executive compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its shareholders.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the date of this report by (a) each shareholder who is known to us to beneficially owns more than 5% or more of our common stock, (b) directors, (c) our executive officers, and (d) all executive officers and directors as a group. Beneficial ownership is determined according to the SEC rules, and generally means that person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security and includes options, warrants and other securities convertible or exercisable into shares of common stock, provided that such securities are currently exercisable or convertible or exercisable or convertible within 60 days of the date hereof. Each director or officer, as the case may be, has furnished us with information with respect to their beneficial ownership. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their common stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their common stock.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned (2)
Directors and Executive Officers:

Steven Rossi -CEO, President, and Chairman	796,670	(3)	5.09%

Jennifer Kartychak -CFO	25,872	(4)	*	%

Lorenzo Rossi -Director	38,750	(5)	*	%

Craig Loverock -Director	18,125	(6)	*	%

William Caragol -Director	19,563	(7)	*	%

Ned L. Siegel -Director	19,563	(8)	*	%

All officers and directors as a group (6 persons)	919,981		5.84%

5%+ Shareholders:

*Less than 1%.

(1)	Unless otherwise indicated, the address for each person is c/o Worksport Ltd., 2500 N America Drive, West Seneca, NY 14224.

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(2)	Based on 15,282,595 shares of common stock outstanding as of the Record Date.
(3)	Includes (i) 10,000 shares of common stock issuable upon the exercise of vested options at a price of $7.042 per share until August 6, 2026, (ii) 5,000 shares of common stock issuable upon the exercise of vested options at a price of $7.042 per share until July 21, 2028, (iii) 350,000 of issuable stock upon the completion of milestones; 70,000 of these stock options have vested while the remaining 280,000 stock options are deemed unlikely to vest in the near future, and (iv) 11,250 shares of common stock issuable upon the exercise of vested options at a price of $3.09 per share until April 4, 2035. Mr. Steven Rossi also owns 100 shares of Series A Preferred Stock - entitling him to 51% of the voting power of the corporation. Mr. Steven Rossi holds 420,420 shares with our transfer agent, 167,832 of which he received in lieu of cash compensation for a portion of his 2025 bonus.
(4)	Shares indirectly held through Arend Advisory Group LLC, an entity of which Ms. Kartychak has voting and dispositive control.
(5)	Includes (i) 5,000 shares of common stock issuable upon the exercise of vested options at a price of $5.95 per share until March 7, 2035, (ii) 3,750 shares of common stock issuable upon the exercise of vested options at a price of $3.89 per share until July 12, 2035, and (iii) 30,000 of issuable stock upon the completion of milestones; 7,500 of these performance stock units have vested while the remaining 22,500 are deemed unlikely to vest in the near future.
(6)	Includes (i) 1,500 shares of restricted shares of common stock granted on September 6, 2021 and that vested on September 6, 2021, (ii) 1,500 shares of common stock issuable upon the exercise of vested options at a price of $55.00 per share until July 23, 2026, (iii) 1,500 shares of common stock issuable upon the exercise of vested options at a price of $36.10 per share until July 21, 2028, (iv) 3,000 shares of common stock issuable upon the exercise of vested options at a price of $25.10 per share until December 29, 2026, (v) 8,000 shares of common stock issuable upon the exercise of vested options at a price of $16.60 per share until January 30, 2033, and (vi) 2,625 shares of common stock issuable upon the exercise of vested options at a price of $7.042 per share until July 23, 2034. All of these stock options have been subsequently repriced to $7.042 per share,
(7)	Includes (i) 1,500 shares of restricted shares of common stock granted on September 6, 2021 and that vested on September 6, 2021, (ii) 1,500 shares of common stock issuable upon the exercise of vested options at a price of $55.00 per share until August 6, 2026, (iii) 750 shares of common stock issuable upon the exercise of vested options at a price of $36.10 per share until July 21, 2028, (iv) 3,000 shares of common stock issuable upon the exercise of vested options at a price of $25.10 per share until December 29, 2026, (v) 8,000 shares of common stock issuable upon the exercise of vested options at a price of $16.60 per share until January 30, 2033, (vi) 2,188 shares of common stock issuable upon the exercise of vested options at a price of $7.042 per share until July 23, 2034, and (vii) 2,625 shares of common stock issuable upon the exercise of vested options at a price of $3.09 per share until April 4, 2035. Stock options (ii) - (v) have been subsequently repriced to $7.042 per share.
(8)	Includes (i) 1,500 shares of restricted shares of common stock granted on September 6, 2021 and that vested on September 6, 2021, (ii) 1,500 shares of common stock issuable upon the exercise of vested options at a price of $55.00 per share until August 6, 2026, (iii) 750 shares of common stock issuable upon the exercise of vested options at a price of $36.10 per share until July 21, 2028, (iv) 3,000 shares of common stock issuable upon the exercise of vested options at a price of $25.10 per share until December 29, 2026, (v) 8,000 shares of common stock issuable upon the exercise of vested options at a price of $16.60 per share until January 30, 2033, (vi) 2,188 shares of common stock issuable upon the exercise of vested options at a price of $7.042 per share until July 23, 2034, and (vii) 2,625 shares of common stock issuable upon the exercise of vested options at a price of $3.09 per share until April 4, 2035. Stock options (ii) - (v) have been subsequently repriced to $7.042 per share

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act (“Section 16(a)”) requires our directors and executive officers and persons who own more than ten percent of our common stock (“Section 16 Insiders”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.

To our knowledge based solely on a review of the copies of such reports furnished to us and the Section 16 Insiders’ representations to us, for the year ended December 31, 2025 our Section 16 Insiders complied with their respective filing requirements under Section 16(a) on a timely basis.

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PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is responsible for selecting Worksport’s independent auditors. The Board approved the appointment of Lumsden & McCormick, LLP as the independent auditors for the 2026 fiscal year on November 11, 2025. Although shareholder approval for this appointment is not required, the Audit Committee and the Board are submitting the selection of Lumsden & McCormick, LLP for ratification to obtain the views of shareholders as a matter of good corporate governance. Even if the selection is ratified, the Board and the Audit Committee may, in their discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our Company and our shareholders.

Worksport expects representatives of Lumdsen & McCormick, LLP to be present at the Annual Meeting and available to respond to questions which may be raised there. These representatives may comment on the financial statements if they so desire.

Principal Accountant Fees and Services

The Audit Committee is responsible for selecting Worksport’s independent auditors. Although shareholder approval for this appointment is not required, the Audit Committee is submitting the selection of Lumsden & McCormick, LLP for ratification to obtain the views of shareholder as a matter of good corporate governance. Even if the selection is ratified, the Audit Committee may, in their discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our Company and our shareholders.

Worksport expects representatives of Lumdsen & McCormick, LLP to be present at the Annual Meeting and available to respond to questions which may be raised there. These representatives may comment on the financial statements if they so desire.

Principal Accountant Fees and Services

On November 18, 2022, we appointed Lumsden & McCormick, LLP to serve as our independent auditor. We incurred fees from Lumsden & McCormick, LLP for the year ended December 31, 2025 and 2024, as discussed below:

	Fiscal Year Ended December 31,
	2025	2024
Audit Fees	$182,000	$110,000
Audit-Related Fees (1)	$-	$19,300
Tax Fees	$53,000	$22,000
All Other Fees	$-	$36,000
Total	$235,000	$187,300

(1)	Fees incurred in conjunction with consents for various registration statements filed during 2024; Included in Audit Fees in 2025.

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Audit fees consist of fees related to professional services rendered in connection with the audit of our annual financial statements. All other fees relate to professional services rendered in connection with the review of the quarterly financial statements.

Pre-Approval Policies and Procedures

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our Audit Committee’s policy, pre-approval is generally provided for particular services or categories of services, including planned services, project-based services and routine consultations. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. Our Audit Committee approved all services that our independent accountants provided to us in the past two fiscal years.

Required Vote

Approval of this Proposal No. 2 requires the receipt of the affirmative vote of the holders of a majority of the votes cast in person via attendance at the virtual Annual Meeting or by proxy at the Annual Meeting. Abstentions and broker non-votes, if any, will not be considered votes cast and as such will have no impact on the outcome of this Proposal No. 2.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors Unanimously Recommends a Vote “FOR” Proposal No. 2.

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PROPOSAL NO. 3: ADVISORY RESOLUTION REGARDING THE BOARD’S CONSIDERATION OF SPECIAL DIVIDENDS IN CONNECTION WITH THE SALE OF A BUSINESS UNIT OR MATERIAL ASSET

The Board is seeking shareholder approval of a non-binding advisory resolution that would express shareholder support for the Board’s consideration of declaring a special cash dividend or other distribution to shareholders of the Company in connection with the consummation of a sale, transfer, or other disposition of any business unit or material asset of the Company (a “Disposition Event”). The Board believes that, in the event a Disposition Event generates significant proceeds, it may be in the best interests of shareholders to return a portion of such proceeds to shareholders through a special dividend.

Under Nevada Revised Statutes Section 78.288, the Board already has the statutory authority to declare dividends, provided that after giving effect to such dividend, the Company would be able to pay its debts as they become due in the usual course of business and the Company’s total assets would not be less than the sum of its total liabilities plus any amounts needed to satisfy preferential rights of shareholders with priority in liquidation. This advisory resolution does not limit, expand, or otherwise modify the Board’s existing authority under Nevada law. Rather, it is intended to express shareholder support for the Board’s exercise of such authority in connection with a Disposition Event.

If this advisory resolution is approved, the Board will consider the shareholders’ expression of support when evaluating whether to declare a special dividend in connection with any future Disposition Event. However, because this is a non-binding advisory vote, the Board will retain full discretion to determine whether, when, and in what amount to declare any such dividend, subject to the solvency requirements of Nevada law and any contractual restrictions. The Board will not be obligated to declare a dividend solely as a result of the approval of this proposal.

The form of the advisory resolution to be voted on is as follows:

“RESOLVED, that the shareholders of Worksport Ltd. hereby express their support for the Board of Directors’ authority to declare, in its sole discretion and subject to applicable law, a special cash dividend or other distribution to shareholders in connection with the sale, transfer, or other disposition of any business unit or material asset of the Company, in such amount and on such terms as the Board determines to be in the best interests of the Company and its shareholders.”

In evaluating whether to declare any such dividend, the Board will continue to exercise its fiduciary duties and business judgment in light of the facts and circumstances existing at the time of the applicable Disposition Event.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting, provided that a quorum is present. Abstentions and broker non-votes will have no effect on the outcome.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors Unanimously Recommends a Vote “FOR” Proposal No. 3.

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PROPOSAL NO. 4: AUTHORIZATION OF ONE OR MORE REVERSE STOCK SPLITS AND FORWARD STOCK SPLITS

Our Amended and Restated Articles of Incorporation currently authorize the Company to issue a total of 55,000,000 shares of capital stock, consisting of 45,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share.

On July 7, 2026, subject to shareholder approval, the Board approved this proposal, which would authorize the Board, in its discretion, to effect (i) one or more reverse stock splits of the Company’s outstanding common stock having an aggregate ratio of not less than 1-for-2 and not greater than 1-for-250 (each, a “Reverse Stock Split”), or (ii) one or more forward stock splits of the Company’s outstanding common stock, with the exact number, timing and ratio of any such stock split(s) to be determined by the Board, in each case at any time within two years following shareholder approval of this proposal.

If approved by our shareholders, this proposal would permit, but not require, the Board to effect one or more reverse stock splits of the Company’s outstanding common stock at an aggregate ratio ranging from 1-for-2 to 1-for-250, or one or more forward stock splits of the Company’s outstanding common stock, within two years following shareholder approval of this proposal. The Board would have the authority to determine the exact ratios and timing of any such stock splits and would not be required to seek further shareholder approval. The Board also reserves the right, notwithstanding shareholder approval of this proposal and without further action by the shareholders, to abandon any proposed stock split if, at any time prior to the effectiveness of the applicable amendment to the Company’s Amended and Restated Articles of Incorporation, the Board determines that such action is no longer in the best interests of the Company and its shareholders. The Board has not determined whether it will effect a reverse stock split or a forward stock split and may elect not to implement either action.

In determining whether and when to effect a stock split, and the applicable ratio, the Board may consider such factors as it deems relevant, including the market price of the Company’s common stock, the Company’s capital structure, Nasdaq listing requirements, financing opportunities, general market conditions and other factors that the Board believes are relevant to the Company’s business and shareholders.

The Company effected a 1-for-10 reverse stock split on March 18, 2025. Accordingly, in determining whether to effect any future reverse stock split and the ratio thereof, the Board will consider, among other factors, the requirements of Nasdaq Listing Rule 5810(c)(3)(A)(iv), which limits eligibility for certain Nasdaq compliance periods where a company has effected one or more reverse stock splits during the applicable lookback period having a cumulative ratio of 250-for-1 or greater.

If the Board elects to effect a reverse stock split, the reverse stock split will not change the number of authorized shares of common stock or the par value of the common stock.

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If this proposal is approved by our shareholders, the Board will have the authority, but not the obligation, to take such actions as may be necessary to effect one or more reverse stock splits or forward stock splits of the Company’s outstanding common stock in accordance with the terms of this proposal. The Board will determine whether to implement any such stock split, as well as the timing and ratio thereof, in its discretion. The Board has determined that this proposal is advisable and in the best interests of the Company and its shareholders and has submitted the proposal for consideration by the shareholders at the Annual Meeting.

Forward Stock Split Authority

This proposal also authorizes the Board to effect a forward stock split. The Board is not currently contemplating a forward stock split and has no present plans to effect a forward stock split. Any decision to effect a forward stock split would be made by the Board based on the facts and circumstances existing at the time and the Board’s determination of what is in the best interests of the Company and its shareholders. If this proposal is approved and the Board subsequently elects to effect a forward stock split, the number of issued and outstanding shares of common stock would increase in accordance with the ratio selected by the Board. A forward stock split would affect all holders of common stock uniformly and would not affect any shareholder’s percentage ownership interest in the Company.

Reasons for the Proposal

The Company currently satisfies Nasdaq Listing Rule 5550(a)(2), which requires listed companies to maintain a minimum closing bid price of at least $1.00 per share (the “Minimum Bid Price Requirement”), and is not seeking shareholder approval of this proposal in response to any pending Nasdaq deficiency notice. Rather, the Board believes it is prudent to maintain flexibility to effect one or more reverse stock splits in the future, if necessary, to support compliance with Nasdaq listing requirements, improve the marketability of the Company’s common stock or for other corporate purposes that the Board determines are in the best interests of the Company and its shareholders.

On March 18, 2025, the Company effected a 1-for-10 reverse stock split of its issued and outstanding common stock in order to regain compliance with the Minimum Bid Price Requirement. The Company currently remains in compliance with the Minimum Bid Price Requirement.

Under Nasdaq Listing Rule 5810(c)(3)(A), a company whose closing bid price remains below $1.00 per share for 30 consecutive business days will generally receive a deficiency notice and be afforded a 180-day compliance period to regain compliance. A company listed on the Nasdaq Capital Market may be eligible for an additional 180-day compliance period if it satisfies the applicable continued listing requirements and demonstrates its ability to regain compliance, including by effecting a reverse stock split if necessary.

Notwithstanding the proposed reverse stock split ratio range, Nasdaq Listing Rule 5810(c)(3)(A)(iv) may limit the practical use of certain reverse stock split ratios. Under that rule, if a company’s security fails to meet the continued listing requirement for minimum bid price and the company has effected a reverse stock split over the prior one-year period or one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one, then the company is not be eligible for a 180-day compliance period and the Listing Qualifications Department will issue a Staff Delisting Determination.

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The Board expects to consider the potential impact of Nasdaq Listing Rule 5810(c)(3)(A)(iv), among other factors, in determining the appropriate reverse stock split ratio, if any. Accordingly, because the Company effected a 1-for-10 reverse stock split on March 18, 2025, the maximum additional reverse stock split ratio that the Board could implement prior to March 19, 2027 would be 1-for-24. While this proposal would authorize the Board to effect one or more reverse stock splits having an aggregate ratio of up to 1-for-250, the Board will implement only such reverse stock split ratio as it determines to be in the best interests of the Company and its shareholders and in compliance with applicable Nasdaq requirements.

Potential Effects of a Reverse Stock Split

If this proposal is approved and the Board subsequently elects to effect a reverse stock split, the number of issued and outstanding shares of common stock would be reduced in accordance with the ratio selected by the Board. A reverse stock split would affect all holders of common stock uniformly and would not affect any shareholder’s percentage ownership interest in the Company, except for the treatment of fractional shares as described below.

Reducing the number of outstanding shares of common stock should, absent other factors, generally increase the per share market price of the common stock. Although the intent of a reverse stock split is to increase the price of the common stock, there can be no assurance, however, that even if a reverse stock split is effected, that the Company’s bid price of the Company’s common stock will be sufficient, over time, for the Company to maintain or regain compliance with the Nasdaq Minimum Bid Price Requirement.

In addition, the Company believes the Reverse Stock Splits will make its common stock more attractive to a broader range of investors, as it believes that the current market price of the common stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. The Company believes that the Reverse Stock Splits will make our common stock a more attractive and cost-effective investment for many investors, which in turn could enhance the liquidity of the holders of our common stock.

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Reducing the number of outstanding shares of our common stock through the Reverse Stock Splits is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Splits, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split, that as a result of the Reverse Stock Split we will be able to meet or maintain a bid price over the Minimum Bid Price Requirement of Nasdaq or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

In evaluating whether to seek shareholder approval for the Reverse Stock Splits, our Board took into consideration negative factors associated with Reverse Stock Splits. These factors include: the negative perception of Reverse Stock Splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

Even if our shareholders approve the Reverse Stock Splits, our Board reserves the right not to effect the Reverse Stock Splits if in our Board’s opinion it would not be in the best interests of the Company or our shareholders to effect such Reverse Stock Splits.

Principal Effects of a Reverse Stock Split

All shares of common stock will remain validly issued, fully paid and non-assessable. Upon the effectiveness of the Reverse Stock Split: each 2 to 250 shares of common stock outstanding (depending on the Reverse Stock Split ratio selected by the Board) will be combined, automatically and without any action on our part or any action of our shareholders, into one new share of common stock; no fractional shares of common stock will be issued; instead, shareholders who would otherwise receive a fractional share will receive cash in lieu of the fractional share (as detailed below); proportionate adjustments will be made to the number of shares issuable upon the exercise, settlement or vesting of all then-outstanding stock options, restricted stock units, performance-based restricted stock units, and warrants, which will result in a proportional decrease in the number of shares of common stock reserved for issuance upon exercise or vesting of such stock options, restricted stock units, performance-based restricted stock units, and warrants, and, in the case of stock options and warrants, a proportional increase in the exercise price of all such stock options and warrants; and the number of shares of common stock then reserved for issuance under our equity compensation plans will be reduced proportionately.

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Risks of the Reverse Stock Splits

There are risks associated with the Reverse Stock Splits, including that the Reverse Stock Splits may not result in a sustained increase in the per share price of our common stock. There is no assurance that:

●	the market price per share of our common stock after a Reverse Stock Split will rise in proportion to the reduction in the number of shares of our common stock outstanding before such Reverse Stock Split;
●	the Reverse Stock Splits will facilitate our access to the equity capital markets;
●	the Reverse Stock Splits will result in a per share price that will increase the level of investment in our common stock by institutional investors or increase analyst and broker interest in us; or
●	the market price per share of our common stock will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq, or that we will otherwise meet the requirements of Nasdaq for continued inclusion for trading on The Nasdaq Capital Market.

Shareholders should note that the effect of the Reverse Stock Splits, if any, upon the market price of our common stock cannot be accurately predicted. In particular, we cannot assure you that the total market capitalization of our common stock after the implementation of a Reverse Stock Split would be equal to or greater than the total market capitalization before such Reverse Stock Split or that the price for a share of our common stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding immediately prior to such Reverse Stock Split. Furthermore, even if the market price of our common stock does rise following a Reverse Stock Split, we cannot assure you that the market price of our common stock immediately after a Reverse Stock Split will be maintained for any period of time. Even if an increased per-share price can be maintained, a Reverse Stock Split may not achieve the desired results that have been outlined above.

Even if we complete a Reverse Stock Split in the event we are ever not in compliance with the Nasdaq Minimum Bid Price Requirement, no assurances can be made that we would be able to regain compliance with such requirement or other Nasdaq listing requirements. Moreover, because some investors may view the Reverse Stock Splits negatively, we cannot assure you that the Reverse Stock Splits will not adversely impact the market price of our common stock.

We believe that the Reverse Stock Splits may result in greater liquidity for our shareholders. However, it is also possible that such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Splits, particularly if the price of our common stock does not increase as a result of the Reverse Stock Splits.

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Potential Effects of the Proposed Amendment

If our shareholders approve the Reverse Stock Split Proposal and the board of directors effect a Reverse Stock Split, the number of shares of common stock issued and outstanding will be reduced, depending upon the ratio determined by the board of directors. The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any shareholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will be rounded down to the nearest whole share. In addition, the Reverse Stock Split will not affect any shareholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split will not change the terms of the common stock. Additionally, the Reverse Stock Split will have no effect on the number of common stock that we are authorized to issue. After the Reverse Stock Split, the shares of common stock will have the same voting rights and rights to receive dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock will remain fully paid and non-assessable. The voting rights of our outstanding shares of Series A Preferred Stock, all of which is held by Steven Rossi, our Chief Executive Officer, President and Chairman, will remain unchanged.

After the effective time of the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act.

The following table summarizes, for illustrative purposes only, the anticipated effects of the Reverse Stock Split at the minimum ratio of 1-for-2, the maximum ratio currently permitted under applicable Nasdaq rules prior to March 19, 2027 (1-for-24), and the maximum ratio of 1-for-250 authorized by this Proposal. The table is based on information as of the Record Date, assumes no changes in the number of issued and outstanding shares following the Record Date, and does not give effect to the treatment of fractional shares, as discussed below under “Fractional Shares.”

	Pre-Reverse Split	1 for 2	1 for 24	1 for 250
Authorized Common Stock	45,000,000	45,000,000	45,000,000	45,000,000
Outstanding Common Stock	15,282,595	7,641,298	636,775	61,130
Common Stock Issuable Upon Exercise of Outstanding Options and Warrants and Vesting of RSUs	8,260,977	4,130,489	344,207	33,044
Common Stock Reserved for Issuance under Equity Plans	1,247,390	623,695	51,975	4,990
Authorized but Unissued and Unreserved Shares of Common Stock	20,209,038	32,604,519	43,967,043	44,900,836

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Registered “Book-Entry” Holders of Common Stock

Our registered holders of common stock hold some or all of their shares electronically in book-entry form with the transfer agent. These shareholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with statements reflecting the number of shares registered in their accounts.

Shareholders who hold shares electronically in book-entry form with the transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split common stock.

Holders of Certificated Shares of Common Stock

Shareholders holding shares of our common stock in certificated form will be sent a transmittal letter by the transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a shareholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent. Unless a shareholder specifically requests a new paper certificate or holds restricted shares, upon the shareholder’s surrender of all of the shareholder’s Old Certificates to the transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post-Reverse Stock Split common stock electronically in book-entry form and provide the shareholder with a statement reflecting the number of shares registered in the shareholder’s account. No shareholder will be required to pay a transfer or other fee to exchange his or her Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split common stock to which these shareholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for appropriate number of shares of post-Reverse Stock Split common stock. If an Old Certificate has a restrictive legend on its reverse side, a new certificate will be issued with the same restrictive legend on its reverse side.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

The Board has not determined whether it will effect a reverse stock split or a forward stock split, nor has it selected any ratio for any such stock split. If the Board elects to effect a reverse stock split or a forward stock split, the treatment of fractional shares will be determined by the Board and reflected in the applicable amendment or amendments to the Company’s Amended and Restated Articles of Incorporation. The Board currently anticipates that fractional shares resulting from any stock split would be rounded up to the nearest whole share and that no cash would be paid in lieu of fractional shares, although the Board reserves the right to determine a different treatment if deemed advisable at the time any such stock split is implemented.

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Effect of Any Stock Split on Outstanding Stock Options, Warrants and Other Equity Securities

If the Board elects to effect a reverse stock split or a forward stock split pursuant to this proposal, proportionate adjustments generally would be made to the exercise prices, conversion prices and/or the number of shares issuable under the Company’s outstanding options, warrants and other equity securities, in each case in accordance with the terms of the applicable instruments. Such adjustments are intended to preserve the economic rights of the holders of such securities immediately before and after the effectiveness of any stock split. In addition, the number of shares of common stock available for issuance under any equity compensation plan or other arrangement may be adjusted as required by the terms of such plan or arrangement.

Accounting Matters

Neither a reverse stock split nor a forward stock split would affect the par value of the Company’s common stock. If the Board elects to effect a reverse stock split or a forward stock split, the number of issued and outstanding shares of common stock would be adjusted in accordance with the applicable split ratio. The Company expects that any such stock split would be reflected in its financial statements in accordance with generally accepted accounting principles. In the case of a reverse stock split, stated capital attributable to the common stock would be reduced in proportion to the applicable split ratio, with a corresponding increase to additional paid-in capital. In addition, per share amounts, including net income (loss) per share, would be retroactively adjusted for all periods presented to reflect the reverse stock split.

General Tax Treatment of a Stock Split

The following discussion summarizes certain U.S. federal income tax consequences that may result if the Board elects to effect a reverse stock split or a forward stock split pursuant to this proposal. Because the Board has not determined whether it will implement a reverse stock split or a forward stock split, nor selected any applicable ratio, the discussion below is necessarily general in nature.

A reverse stock split or a forward stock split should constitute a recapitalization for U.S. federal income tax purposes. In general, a U.S. holder should not recognize gain or loss solely as a result of receiving a lesser number of shares of common stock in a reverse stock split or a greater number of shares of common stock in a forward stock split. A U.S. holder’s aggregate tax basis in the shares of common stock received pursuant to the stock split should equal the U.S. holder’s aggregate tax basis in the shares of common stock held immediately prior to the stock split, and the holding period of the shares received should include the holding period of the shares surrendered in the stock split.

The United States Treasury Regulations provide detailed rules for allocating tax basis and holding periods among shares received in a recapitalization. Shareholders who acquired shares of common stock at different times or at different prices should consult their tax advisors regarding the application of those rules to their particular circumstances.

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No gain or loss should be recognized by the Company as a result of the implementation of a reverse stock split or a forward stock split.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF A STOCK SPLIT AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF COMMON STOCK SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF A REVERSE STOCK SPLIT OR A FORWARD STOCK SPLIT, INCLUDING THE APPLICATION OF ANY U.S. FEDERAL, STATE, LOCAL OR NON-U.S. TAX LAWS.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in this proposal.

No Dissenter’s or Appraisal Rights

Our shareholders are not entitled to any dissenter’s or appraisal rights with respect to any Reverse Stock Split, and we will not independently provide shareholders with any such right.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares of common stock following the implementation of one or more Reverse Stock Splits, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act and the implementation of the proposed Reverse Stock Split(s) will not cause the Company to go private.

Required Vote of Shareholders

Approval of this proposal requires the affirmative vote of the holders of a majority of the voting power of the Company’s outstanding shares entitled to vote thereon at the Annual Meeting. Abstentions will have the same effect as votes cast against this proposal. Broker non-votes, if any, will have the same effect as votes cast against this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors Unanimously Recommends a Vote “FOR” Proposal No. 4.

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PROPOSAL NO. 5: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, TO PERMIT FURTHER SOLICITATION OF PROXIES, IF NECESSARY OR APPROPRIATE

In the Adjournment proposal, we are asking shareholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our shareholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies, if necessary or appropriate.

Vote Required

The affirmative “FOR” vote of a majority of the shares present in person entitled to vote or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve this proposal. Each of the failure to vote by proxy or to vote in person and a broker non-vote will have no effect on the Adjournment proposal. An abstention will have the same practical effect as a vote against this proposal. As described above, the Adjournment proposal is considered a “routine” matter. Therefore, your broker, bank or other nominee may vote your shares without receiving instructions from you on this proposal and accordingly, we do not expect any broker non-votes on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors Unanimously Recommends a Vote FOR Proposal No. 5.

52

CERTAIN RELATIONSHIPS, RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

The following is a summary of transactions entered since January 1, 2022 to which we have been a party in which the amount involved exceeded or will exceed $120,000 (or, if less, 1% of the average of our total assets for the last two completed fiscal years), and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive and Director Compensation.” We also describe below certain other transactions with our directors, executive officers and shareholders.

The Company has entered into a consulting agreement with Steven Rossi and 2230164 Ontario Inc., an Ontario corporation owned by Mr. Steven Rossi, pursuant to which Mr. Steven Rossi continues to serve as the Company’s Chief Executive Officer and President through such entity. Payments under the consulting agreement are made to the consulting entity owned by Mr. Steven Rossi and are treated as compensation to Mr. Steven Rossi for purposes of the Company’s executive compensation disclosure.

For a description of the material terms of the consulting agreement, see “Executive Compensation - Steven Rossi Employment and Consulting Arrangements.” During the fiscal year ended December 31, 2025, the Company paid aggregate consulting fees of $300,000 to 2230164 Ontario Inc. pursuant to the consulting agreement.

Lorenzo Rossi, the father of Steven Rossi, the Company’s Chief Executive Officer, serves as the Chief Executive Officer of the Company’s subsidiary, Terravis Energy. During the fiscal year ended December 31, 2025, Lorenzo Rossi received total compensation of approximately $186,000 in connection with his services to Terravis Energy. Mr. Steven Rossi does not participate in decisions regarding the compensation of his father. The compensation of Lorenzo Rossi is determined by the Compensation Committee of the Board of Directors, and Steven Rossi does not participate in decisions regarding such compensation.

Controlling Persons

Steven Rossi, the Company’s Chief Executive Officer, owns 100 shares of the Company’s Series A Preferred Stock, representing all of the outstanding shares of Series A Preferred Stock. Pursuant to the Certificate of Designations governing the Series A Preferred Stock, the Series A Preferred Stock votes together with the Company’s common stock on all matters submitted to a vote of shareholders, unless otherwise prohibited by law, and possesses voting power equal to 51% of the aggregate voting power of the Company’s outstanding voting securities. As a result, Mr. Steven Rossi has the ability to control the outcome of matters submitted to a vote of the Company’s shareholders.

53

Related Person Transaction Policy

Under our policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant shareholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy. In addition, under our code of business conduct and ethics, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of our Board, will take into account the relevant available facts and circumstances including, but not limited to:

●	the risks, costs and benefits to us;
●	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
●	the availability of other sources for comparable services or products; and
●	the terms available to or from, as the case may be, unrelated third parties or to or from employees, generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board of Directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our shareholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

Director Independence

An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which in the opinion of the Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Steven Rossi, Lorenzo Rossi, Craig Loverock, William Caragol and Ned L. Siegel serve as members of our Board. Our Board has determined that Craig Loverock, William Caragol and Ned L. Siegel are “independent directors” as defined in the Nasdaq listing rules and under Rule 10-A-3(b)(1) of the Exchange Act and applicable SEC rules.

54

SHAREHOLDER PROPOSALS AND NOMINATION PROCEDURES

For nominations or other business to be properly brought before an annual meeting by a shareholder and for nominations to be properly brought before a special meeting by a shareholder, the shareholder of record must have given timely notice thereof in writing to the Secretary of the Company, and, in the case of business other than nominations, such other business must be a proper matter for shareholder action. To be timely, a shareholder’s notice shall be delivered to the secretary at the principal executive offices of the Company not less than the 120th calendar day prior to the date of the release of this Proxy Statement to shareholders in connection with the Annual Meeting, or [●], 2027; provided that in the event that the date of the 2027 annual meeting is more than 30 days from the Annual Meeting anniversary date, notice by the shareholder to be timely must be so delivered within a reasonable time before the Company begins to print and send its proxy materials. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. The notice must be provided by a shareholder of record and must set forth specific criteria as defined in the Articles of Incorporation. Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to shareholders’ proposals. Pursuant to the universal proxy rules, which were effective as of September 1, 2022, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2027 annual meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days prior to the one year anniversary of the Annual Meeting, or [●], 2027, or if the date of the meeting has changed by more than 30 days from the Annual Meeting anniversary date, then notice must be provided by the later of 60 days prior to the date of the 2027 annual meeting or the 10th day following the day on which the Company makes its public announcement of the date of the 2027 annual meeting.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

To the extent we deliver a paper copy of the proxy materials to shareholders, the SEC rules allow us to deliver a single copy of proxy materials to any household at which two or more shareholders reside, if we believe the shareholders are members of the same family.

We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any shareholder residing at the same address as another shareholder and currently receiving only one copy of the proxy materials who wishes to receive his, her, or its own copy. Requests should be directed to the attention of our Secretary by mail to Worksport Ltd., 2500 N America Dr, West Seneca, NY 14224.

ANNUAL REPORT ON FORM 10-K

A copy of our 2025 Annual Report, as filed with the SEC on March 26, 2026, is available to shareholders without charge upon written request directed to our Corporate Secretary at 2500 N America Dr, West Seneca, NY 14224 or by phone at (888) 554-8789. The Company makes available free of charge on or through its website, www.worksport.com, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

OTHER MATTERS

Our Board does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Shareholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

ACCESS TO THE ANNUAL MEETING

The Annual Meeting of Shareholders will be held at our headquarters at 2500 North America Drive, West Seneca, New York, 14224 on September 3, 2026, at 9:00 a.m., Eastern Time.

55

ANNEX A

Worksport

P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

PRELIMINARY COPIES

Worksport Ltd.

Annual Meeting of Stockholders

For Stockholders of record as of July 7, 2026

Thursday, September 3, 2026 9:00 AM, Eastern Time

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 9:00 AM, Eastern Time, September 3, 2026.

Internet:
www.proxypush.com/WKSP

- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-890-8188

- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:

- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Steven Rossi (the "Named Proxy") as the true and lawful attorney of the undersigned, with full power of substitution and revocation, and authorizes him to vote all the shares of capital stock of Worksport Ltd. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Worksport Ltd. Annual Meeting of Stockholders

PRELIMINARY COPIES

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3 AND 4

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	To elect five directors each to hold office until our Annual Meeting of Stockholders to be held in 2027 or their respective successor is duly elected and qualified;	FOR	WITHHOLD		
	1.01 Steven Rossi	☐	☐		FOR
	1.02 Lorenzo Rossi	☐	☐		FOR
	1.03 Craig Loverock	☐	☐		FOR
	1.04 William Caragol	☐	☐		FOR
	1.05 Ned L. Siegel	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	To ratify the appointment of Lumsden & McCormick, LLP as the independent auditors of the Company for the fiscal year ending December 31, 2026;	☐	☐	☐	FOR
3.	To approve, on an advisory basis, a proposal expressing stockholder support for the Board of Directors to consider declaring special dividends in connection with the sale of any business unit or material asset of the Company, subject to applicable law and the Board's fiduciary duties;	☐	☐	☐	FOR
4.	To authorize the Board of Directors, in its discretion, to amend the Company's amended and restated articles of incorporation to effect (i) one or more reverse stock splits of the Company's outstanding common stock at an aggregate ratio of not less than 1-for-2 and not greater than 1-for-250, and/or (ii) one or more forward stock splits of the Company's outstanding common stock, each with the exact number, timing and ratio of any such stock split(s) to be determined by the Board, at any time prior to the second anniversary of the Annual Meeting, and, in either case, to abandon such action if deemed advisable by the Board; and	☐	☐	☐	FOR
5.	To approve the adjournment of the Annual Meeting, to permit further solicitation of proxies, if necessary or appropriate.				

☐ **Check here if you would like to attend the meeting in person.**

Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) _______ Date _______ Signature (if held jointly) _______ Date _______

ANNEX B

Worksport

P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On September 3, 2026 For Stockholders of record as of July 7, 2026

To order paper materials, use one of the following methods.

Internet:
www.investorelections.com/WKSP

Call:
1-866-648-8133

Email:
paper@investorelections.com

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

PRELIMINARY COPIES

Worksport Ltd.
Annual Meeting of Stockholders

Thursday, September 3, 2026 9:00 AM, Eastern Time

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/WKSP

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before August 24, 2026.

SEE REVERSE FOR FULL AGENDA

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved